EXECUTION VERSION












                             DATED 27 JANUARY 2003







                          GRANITE MORTGAGES 03-1 PLC












                   __________________________________________

                      ISSUER MASTER DEFINITIONS SCHEDULE
                   __________________________________________










                          SIDLEY AUSTIN BROWN & WOOD
                             1 THREADNEEDLE STREET
                               LONDON  EC2R  8AW
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937
                           REF: LHC/30507-15/576222

THIS ISSUER MASTER DEFINITIONS SCHEDULE is signed for the purposes of identification on 27 January 2003

BY:

(1)   Sidley Austin Brown & Wood of 1 Threadneedle Street, London EC2R 8AW; and

(2)   Allen & Overy of One New Change, London EC4M 9QQ.

1.    DEFINITIONS

Words and expressions used in any document which incorporates this clause or to which this clause applies shall, have the same meanings as are set out in this Issuer Master Definitions Schedule except so far as the context requires otherwise.

"ACCOUNT BANK" means, in relation to the Current Issuer, the Current Issuer Account Bank and for any other Issuer, the Account Bank for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"ADDITIONAL INTEREST" means interest which will accrue on Deferred Interest at the rate of interest applicable from time to time on the classes of Current Issuer Notes, as further described in Condition 4 of the Current Issuer Notes;

"ADDITIONAL MORTGAGE LOAN" means any Mortgage Loan which is assigned by the Seller to the Mortgages Trustee on the Closing Date under the terms of the Mortgage Sale Agreement and referenced by its mortgage loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that Mortgage Loan under the relevant Mortgage Conditions by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

"ADDITIONAL MORTGAGE PORTFOLIO" means the portfolio of Additional Mortgage Loans, their Related Security, Accrued Interest and other amounts derived from such Additional Mortgage Loans that the Seller anticipates assigning to the Mortgages Trustee on the Closing Date;

"ADDITIONAL TRUST PROPERTY" means the Additional Mortgage Portfolio assigned to the Mortgage Trustee by the Seller on the Closing Date, including the Additional Mortgage Loans and their Related Security, the rights under the MIG Policies and the other Insurance Policies arranged by the Seller;

"AGENT BANK" means, in relation to the Current Issuer, Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor Agent Bank at its Specified Office;

"AGENTS" means, in relation to the Current Issuer, the Principal Paying Agent, the US Paying Agent, the Registrar and the Transfer Agent, initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement, or, if applicable, any successor agents;

"APPOINTEE" has the meaning specified in the Current Issuer Trust Deed;

"AUDITORS" or "AUDITORS" means PricewaterhouseCoopers of 89 Sandyford Road, Newcastle upon Tyne NE99 1PL or such other internationally recognised independent firm of auditors selected from time to time by (in the case of the Mortgages Trustee) the Mortgages Trustee or (in the case of

Funding) Funding or (in the case of the Current Issuer) the Current Issuer and appointed by the Mortgages Trustee, Funding or, as the case may be, the Current Issuer;

"AUTHORISED DENOMINATIONS" means, in relation to the Current Issuer Notes, denominations of, in the case of any class of the Dollar Notes $1,000 and $10,000, in the case of any class of the Sterling Notes, {pound-sterling}1,000 and {pound-sterling}10,000, in the case of any class of the Euro Notes, *1,000 and *10,000 and in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders;

"AUTHORISED DOLLAR HOLDING" means $1,000 (which shall be the minimum allowable holding with respect to each Dollar Note) and integral multiples of $1,000 in excess thereof;

"AUTHORISED EURO HOLDING" means *1,000 (which shall be the minimum allowable holding with respect to each Euro Note) and integral multiples of *1,000 in excess thereof;

"AUTHORISED SIGNATORY" means in relation to:

(a) the Current Issuer, any authorised signatory referred to in the Issuer Account Mandates relating to that Issuer;

(b) the Mortgages Trustee, any authorised signatory referred to in the Mortgages Trustee Account Mandates; and

(c)   Funding,  any  authorised  signatory  referred  to in the Funding Account
      Mandates;

"AUTHORISED STERLING HOLDING" means {pound-sterling}1,000 (which shall be the minimum allowable holding with respect to each Sterling Note) and integral multiples of {pound-sterling}1,000 in excess thereof;

"AVERAGE FIXED RATE MORTGAGE LOAN BALANCE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"AVERAGE FLEXIBLE MORTGAGE LOAN BALANCE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"AVERAGE MORTGAGE LOAN BALANCE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"AVERAGE VARIABLE RATE MORTGAGE LOAN BALANCE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"BASIC TERMS MODIFICATION" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"BASIS RATE SWAP" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap and for any other Issuer, the swap transaction documented under the Basis Rate Swap Agreement for such Issuer;

"BASIS RATE SWAP AGREEMENT" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap Agreement and for any other Issuer, the ISDA Master Agreement, Schedule, Confirmation and any Credit Support Annex thereto entered into among such Issuer, the related Basis Rate Swap Provider and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"BASIS RATE SWAP PROVIDER" means in relation to the Current Issuer, the Current Issuer Basis Rate Swap Provider and for any other Issuer the basis rate swap provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"BASIS RATE SWAP PROVIDER DEFAULT" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Basis Rate Swap Agreement) or a Downgrade Termination Event under the Current Issuer Basis Rate Swap Agreement where the Current Issuer Basis Rate Swap Provider is the Defaulting Party or the Affected Party (as defined in the Current Issuer Basis Rate Swap Agreement);

"BLOCK VOTING INSTRUCTION" has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"BLOCKED NOTE" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"BUSINESS DAY" means, in relation to the Current Issuer Notes and the Current Issuer Intercompany Loan, a day that is a London Business Day, a New York Business Day and a TARGET Business Day;

"CALCULATION AGENT" in relation to any Current Issuer Swap Agreement has the meaning given to it under such Current Issuer Swap Agreement;

"CERTIFICATION  DATE"  has  the meaning specified in the Current  Issuer  Trust
Deed;

"CHAIRMAN" has the meaning set  out  in  Schedule 4 to the Current Issuer Trust
Deed;

"CLASS A ENFORCEMENT NOTICE" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class A Notes to be due and repayable pursuant to Condition 9(A) of the Current Issuer Notes;

"CLASS A NOTEHOLDERS" means the Series 1 Class A Noteholders, the Series 2 Class A Noteholders and the Series 3 Class A Noteholders;

"CLASS A NOTES" means, in relation to the Current Issuer, the Series 1 Class A1 Notes, the Series 1 Class A2 Notes, the Series 1 Class A3 Notes, the Series 2 Class A Notes and the Series 3 Class A Notes or any of them as the context may require and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"CLASS B ENFORCEMENT NOTICE" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class B Notes to be due and repayable pursuant to Condition 9(B) of the Current Issuer Notes;

"CLASS B NOTEHOLDERS" means the Series 1 Class B Noteholders, the Series 2 Class B Noteholders and the Series 3 Class B Noteholders;

"CLASS B NOTES" means, in relation to the Current Issuer, the Series 1 Class B Notes, the Series 2 Class B Notes and the Series 3 Class B Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"CLASS C ENFORCEMENT NOTICE" means, a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class C Notes to be due and repayable pursuant to Condition 9(C) of the Current Issuer Notes;

"CLASS C NOTEHOLDERS" means the Series 1 Class C Noteholders, the Series 2 Class C Noteholders and the Series 3 Class C Noteholders;

"CLASS C NOTES" means, in relation to the Current Issuer, the Series 1 Class C Notes, the Series 2 Class C Notes and the Series 3 Class C Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"CLEARING SYSTEM" means any of DTC (with respect to the US Notes) and Euroclear and Clearstream, Luxembourg (with respect to the Reg S Notes), and any other or additional organisation of a similar nature as may be approved in writing by the Note Trustee;

"COMMON DEPOSITARY" means Citibank, N.A. in its capacity as common depositary for Euroclear or Clearstream, Luxembourg in respect of the Reg S Global Note Certificates;

"CONDITIONS" or "TERMS AND CONDITIONS" means, in relation to any Current Issuer Notes, the terms and conditions to be endorsed on such Current Issuer Notes in the form or substantially in the form scheduled to the Current Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"CONTRACTUAL CURRENCY" has the meaning specified in Clause 13 of the Current Issuer Trust Deed;

"CURRENT ISSUER" means Granite Mortgages 03-1 plc, a company incorporated with limited liability under the laws of England and Wales, registered number 4598035;

"CURRENT ISSUER ACCOUNT BANK" means the bank at which the Current Issuer Bank Accounts are maintained from time to time, being Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA, or any other Authorised Entity appointed by the Current Issuer in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER AVAILABLE PRINCIPAL RECEIPTS" means:

(1) prior to enforcement of the Current Issuer Security, in respect of any Payment Date, the sum calculated by the Current Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to:

      (a) all principal amounts repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan during the period from (but excluding) the immediately preceding Payment Date to (and including) such Payment Date; and

      (b) all Current Issuer Available Revenue Receipts which are to be used on that Payment Date to credit any Current Issuer Principal Deficiency Sub Ledger;

      less

      (c) the aggregate amount of all Current Issuer Principal Receipts to be applied on the relevant Payment Date to pay items (A) through
             (E), (G) or (I) of the Current Issuer Pre-Enforcement Revenue Priority of Payments; and

(2) following enforcement of the Current Issuer Security, in respect of any Payment Date, the sum calculated by or on behalf of the Note Trustee on the Distribution Date immediately preceding such Payment Date as the amount to be repaid to the Current Issuer under the Current Issuer Intercompany Loan during the relevant Interest Period and/or the sum otherwise recovered by the Note Trustee (or the Receiver appointed on its behalf) representing the Principal Amount Outstanding of the Notes;

"CURRENT ISSUER AVAILABLE REVENUE RECEIPTS" for the Current Issuer in respect of any Payment Date will be an amount equal to the sum of:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on the relevant Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;

(3) interest payable on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before the relevant Payment Date; and

(4) (only to the extent required after making the relevant calculations set out in the Current Issuer Cash Management Agreement), the amount of Current Issuer Principal Receipts (if any) which are to be applied on the relevant Payment Date to pay items (A) through (E), (G) and/or (I) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"CURRENT ISSUER BANK ACCOUNT AGREEMENT" means the bank account agreement dated on or about the Closing Date between the Current Issuer, the Seller, the Current Issuer Cash Manager, the Current Issuer Account Bank and the Note Trustee;

"CURRENT ISSUER BANK ACCOUNTS" means the Current Issuer Transaction Accounts and also includes any additional or replacement bank account opened in the name of the Current Issuer from time to time with the prior written consent of the Note Trustee and the Rating Agencies;

"CURRENT ISSUER BASIS RATE SWAP" means the swap transaction documented under the Current Issuer Basis Rate Swap Agreement;

"CURRENT ISSUER BASIS RATE SWAP AGREEMENT" means the ISDA Master Agreement, Schedule and Confirmation thereto each entered into on or about the Closing Date and any Credit Support Annex entered into at any time among the Current Issuer, the Current Issuer Basis Rate Swap Provider and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"CURRENT ISSUER BASIS RATE SWAP PROVIDER" means Northern Rock and/or, as applicable, any other basis rate swap provider appointed from time to time by the Current Issuer in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER CASH MANAGEMENT AGREEMENT" means the cash management agreement entered into on or about the Closing Date between the Current Issuer Cash Manager, the Current Issuer and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement cash management agreement entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"CURRENT ISSUER CASH MANAGEMENT SERVICES" means the services to be provided to the Current Issuer and the Note Trustee by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement;

"CURRENT ISSUER CASH MANAGER" means Northern Rock acting pursuant to the Current Issuer Cash Management Agreement as agent for the Current Issuer and the Note Trustee in managing all cash transactions and maintaining certain ledgers on behalf of the Current Issuer;

"CURRENT ISSUER CASH MANAGER TERMINATION EVENT" means any of the events specified in paragraphs (a) through (c) of Clause 12.1 of the Current Issuer Cash Management Agreement;

"CURRENT ISSUER CHARGED PROPERTY" means the property, assets and undertakings of the Current Issuer which from time to time are or are expressed to be mortgaged, charged, assigned, pledged or otherwise encumbered to, or in favour of, the Note Trustee for itself and for the Current Issuer Secured Creditors under the Current Issuer Deed of Charge or any other Current Issuer Transaction Document;

"CURRENT ISSUER CONDITIONS" or "CURRENT ISSUER TERMS AND CONDITIONS" means the terms and conditions to be endorsed on the Current Issuer Notes, substantially in the form set out in Schedule 3 to the Current Issuer Trust Deed, as any of the same may be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"CURRENT ISSUER CORPORATE SERVICES AGREEMENT" means the corporate services agreement entered into on or before the Closing Date between, inter alia, the Current Issuer Corporate Services Provider, Holdings, the Current Issuer Post Enforcement Call Option Holder, the Current Issuer and Northern Rock for the provision by the Current Issuer Corporate Services Provider of certain
corporate  services  with  respect   to   Holdings,  the  Current  Issuer  Post
Enforcement Call Option Holder and the Current Issuer as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement corporate services agreement entered into by such parties from time to time in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER CORPORATE SERVICES PROVIDER" means in relation to any of the Current Issuer, Holdings or the Current Issuer Post Enforcement Call Option Holder, Law Debenture Corporate Services Limited or such other person or persons for the time being acting as corporate services provider under the Current Issuer Corporate Services Agreement;

"CURRENT ISSUER CURRENCY SWAP AGREEMENTS" means the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements;

"CURRENT ISSUER CURRENCY SWAP PROVIDERS" means the Current Issuer Dollar Currency Swap Provider and the Current Issuer Euro Currency Swap Provider;

"CURRENT ISSUER CURRENCY SWAPS" means the Current Issuer Dollar Currency Swaps and the Current Issuer Euro Currency Swaps;

"CURRENT ISSUER DEED OF ACCESSION" means the deed of accession entered into on or about the Closing Date between Funding, the Security Trustee, the Current Issuer, the Current Issuer Start-Up Loan Provider and others whereby, among other things, the Current Issuer and the Current Issuer Start-Up Loan Provider accede to the provisions of the Funding Deed of Charge;

"CURRENT ISSUER DEED OF CHARGE" means the deed of charge entered into on or about the Closing Date between the Current Issuer, the Note Trustee, the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Principal Paying Agent and the other Agents appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement as may be amended, restated, varied or supplemented from time in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER DOLLAR ACCOUNT" means the account of the Current Issuer (account number 10131571) held with the Current Issuer Account Bank, denominated in U.S. Dollars and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in U.S. Dollars as may for the time being be in place with the prior consent of the Note Trustee;

"CURRENT ISSUER DOLLAR CURRENCY SWAP AGREEMENTS" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date and any Credit Support Annexes entered into at any time among the Current Issuer, the Current Issuer Dollar Currency Swap Provider and the Note Trustee, as may be amended, restated varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"CURRENT ISSUER DOLLAR CURRENCY SWAP PROVIDER" means CDC IXIS Capital Markets as swap counterparty to the Current Issuer under the Current Issuer Dollar Currency Swap Agreements;

"CURRENT ISSUER DOLLAR CURRENCY SWAP RATES" means, in relation to the Current Issuer Notes, the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars pursuant to the applicable Current Issuer Dollar Currency Swap or, if there are no relevant Current Issuer Dollar Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars, on the foreign exchange markets;

"CURRENT ISSUER DOLLAR CURRENCY SWAPS" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transactions which enable the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Dollar Notes in Dollars;

"CURRENT ISSUER EURO ACCOUNT" means the account of the Current Issuer (account number 10131601) held with the Current Issuer Account Bank, denominated in Euro and maintained subject to the terms of the Current Issuer Bank Account
Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Euro as may for the time being be in place with the prior consent of the Note Trustee;

"CURRENT ISSUER EURO CURRENCY SWAP AGREEMENTS" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date and any Credit Support Annexes entered into at any time among the Current Issuer, the Current Issuer Euro Currency Swap Provider and the Note Trustee, as may be amended, restated varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"CURRENT ISSUER EURO CURRENCY SWAP PROVIDER" means Citibank, N.A. as swap counterparty to the Current Issuer under the Current Issuer Euro Currency Swap Agreements;

"CURRENT ISSUER EURO CURRENCY SWAP RATES" means, in relation to the Current Issuer Notes, the rates at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro pursuant to the applicable Current Issuer Euro Currency Swap or, if there are no relevant Current Issuer Euro Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro, on the foreign exchange markets;

"CURRENT ISSUER EURO CURRENCY SWAPS" means, in relation to the Current Issuer, the Sterling-Euro currency swap transactions which enable the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Euro Notes in Euro;

"CURRENT ISSUER EVENT OF DEFAULT" means a Current Issuer Note Event of Default;

"CURRENT ISSUER INCOME DEFICIT" means the amount of the shortfall between Current Issuer Available Revenue Receipts and the amounts required to pay items
(A) through (E) (inclusive) and (G) and (I) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"CURRENT ISSUER INTERCOMPANY LOAN" means the loan made by the Current Issuer to
Funding  on  or  about  the  Closing  Date  pursuant  to  the   Current  Issuer
Intercompany Loan Agreement;

"CURRENT ISSUER INTERCOMPANY LOAN AGREEMENT" means together the Current Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions;

"CURRENT ISSUER INTERCOMPANY LOAN CONFIRMATION" means the loan confirmation in respect of the Current Issuer Intercompany Loan Agreement entered into on or about the Closing Date and made between Funding, the Current Issuer, the Security Trustee and the Current Issuer Agent Bank;

"CURRENT ISSUER INTERCOMPANY LOAN EVENT OF DEFAULT" means the occurrence of an Intercompany Loan Event of Default as specified in the Current Issuer Intercompany Loan Agreement;

"CURRENT ISSUER JERSEY ENFORCEMENT NOTICE" has the meaning given to it in Clause 7.2 of the Current Issuer Deed of Charge;

"CURRENT ISSUER JERSEY SECURED PROPERTY" means, at any time, the Current Issuer Charged Property which is situated in Jersey at such time;

"CURRENT ISSUER LEDGERS" means the Current Issuer Revenue Ledger, the Current Issuer Principal Ledger, the Current Issuer Reserve Fund Ledger, the Current Issuer Liquidity Reserve Ledger, the Current Issuer Principal Deficiency Ledger and the Swap Collateral Ledger and any other ledger required to be maintained pursuant to the Current Issuer Cash Management Agreement;

"CURRENT ISSUER LIQUIDITY RESERVE FUND" means the liquidity reserve fund in Funding's name which Funding will be required to establish pursuant to the Current Issuer Intercompany Loan Agreement if the long term, unsecured, unsubordinated and unguaranteed debt obligations of the Seller cease to be rated at least A3 by Moody's or A- by Fitch (unless Moody's or Fitch, as applicable, confirms that the then-current ratings of the Notes will not be adversely affected). The Current Issuer Liquidity Reserve Fund, if any, will be funded to the relevant Current Issuer Liquidity Reserve Required Amount;

"CURRENT ISSUER LIQUIDITY RESERVE LEDGER" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Liquidity Reserve Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Liquidity Reserve Fund;

"CURRENT ISSUER LIQUIDITY RESERVE REQUIRED AMOUNT" means an amount as of any Payment Date equal to the excess, if any, of 3% of the aggregate outstanding balance of the Notes on that Payment Date over amounts standing to the credit of the Current Issuer Reserve Fund on that Payment Date;

"CURRENT ISSUER MASTER DEFINITIONS SCHEDULE" means this master definitions schedule relating to the Current Issuer and the Current Issuer Transaction Documents signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on or about the Closing Date, as the same may be amended, restated and supplemented from time to time;

"CURRENT ISSUER NEW FUNDING SECURED CREDITORS" means the Current Issuer Start-Up Loan Provider and the Current Issuer;

"CURRENT  ISSUER  NOTE   DETERMINATION   DATE"   means  the  Distribution  Date
immediately preceding each Payment Date;

"CURRENT ISSUER NOTE ENFORCEMENT NOTICE" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee declaring any of the Current Issuer Notes to be due and repayable pursuant to Condition 9 of the Current Issuer Notes;

"CURRENT ISSUER NOTE EVENT OF DEFAULT" means the occurrence of an event of default by the Current Issuer as specified in Condition 9 of the Current Issuer Notes;

"CURRENT ISSUER NOTES" means the US Notes and Reg S Notes issued by the Current Issuer or any of them as the context may require;

"CURRENT ISSUER PAYING AGENT AND AGENT BANK AGREEMENT" means the paying agent and agent bank agreement to be entered into on or about the Closing Date between, inter alios, the Current Issuer, the Note Trustee, the Principal Paying Agent, the US Paying Agent and the other Agents and any other agreement for the time being in force appointing successor agents and shall include any additional and/or replacement paying agent and agent bank agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"CURRENT ISSUER POST-ENFORCEMENT CALL OPTION AGREEMENT" means the post-enforcement call option agreement to be entered into on or about the Closing Date between the Current Issuer, the Current Issuer Post-Enforcement Call Option Holder and the Note Trustee;

CURRENT ISSUER POST-ENFORCEMENT CALL OPTION HOLDER" means GPCH Limited, a company incorporated with limited liability under the laws of England and Wales, registered number 4128437, or such other person or persons for the time being acting as post-enforcement call option holder under the Current Issuer Post-Enforcement Call Option Agreement;

"CURRENT ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS" means the order of priority of payments in which Current Issuer Available Revenue Receipts, Current Issuer Available Principal Receipts and all other monies and proceeds received or recovered by or on behalf of the Current Issuer or the Note Trustee or any Receiver will be applied following enforcement of the Current Issuer Security and as set out in Schedule 2 to the Current Issuer Deed of Charge (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"CURRENT ISSUER POST-LIQUIDITY PAYMENTS" means the  payments  set  out in items
(H) through (J) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER POST-RESERVE PAYMENTS" means the payments set out in item (K) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER POST START-UP PAYMENTS" means the payments set out in items (L) and (M) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER POTENTIAL NOTE EVENT OF DEFAULT" means any condition, event or act which with the lapse of time and/or the giving of any notice and/or determination of materiality and/or fulfilment of any similar condition would constitute a Current Issuer Note Event of Default;

"CURRENT ISSUER PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS" means the order of priority of payments in which the Current Issuer Available Principal Receipts will be applied until enforcement of the Current Issuer Security as set out in Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"CURRENT ISSUER PRE-ENFORCEMENT PRIORITY OF PAYMENTS" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments or the Current Issuer Pre-Enforcement Principal Priority of Payments;

"CURRENT ISSUER PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS" means the order of priority of payments in which the Current Issuer Available Revenue Receipts will be applied until enforcement of the Current Issuer Security as set out in
Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"CURRENT ISSUER PRE-LIQUIDITY PAYMENTS" means the payments set out in items (A) through (G) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER PRE-RESERVE PAYMENTS".  Not applicable to this transaction;

"CURRENT ISSUER PRINCIPAL DEFICIENCY LEDGER" means the ledger maintained by the Current Issuer Cash Manager in the name of the Current Issuer which will be established on the Closing Date and will be sub-divided into sub ledgers corresponding to the Class A Notes, the Class B Notes and the Class C Notes in order to record Losses on Mortgage Loans allocated to the Current Issuer Intercompany Loan which are to be applied to such Current Issuer Notes, the application of Current Issuer Available Principal Receipts in paying interest on such Current Issuer Notes and certain amounts ranking in priority thereto in accordance with the Current Issuer Pre-Enforcement Revenue Priority of Payments and the application by Funding of Issuer Allocable Principal Receipts of the Current Issuer to fund or replenish the Current Issuer Liquidity Reserve Fund (if any);

"CURRENT ISSUER PRINCIPAL DEFICIENCY SUB LEDGER" means any of the Class A Principal Deficiency Sub Ledger, the Class B Principal Deficiency Sub Ledger or the Class C Principal Deficiency Sub Ledger;

"CURRENT ISSUER PRINCIPAL LEDGER" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Principal Receipts standing to the credit of each of the Current Issuer Transaction Accounts from time to time;

"CURRENT ISSUER PRINCIPAL PAYMENTS" means the payments set forth in items (A) through (E) under the Current Issuer Pre-Enforcement Principal Priority of Payments (or the relevant payments set forth in the equivalent items in such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER PRINCIPAL RECEIPTS" means on any Payment Date principal amounts repaid by Funding in respect of the Current Issuer Intercompany Loan on such Payment Date;

"CURRENT ISSUER PRIORITY OF PAYMENTS" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments, the Current Issuer Pre-Enforcement Principal Priority of Payments or the Current Issuer Post-Enforcement Priority of Payments;

"CURRENT ISSUER RESERVE FUND" means the reserve fund established in the name of Funding in respect of the Current Issuer as required under the terms of the Current Issuer Intercompany Loan on the Closing Date in an amount up to the Current Issuer Reserve Required Amount;

"CURRENT ISSUER RESERVE FUND LEDGER" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Reserve Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Reserve Fund;

"CURRENT   ISSUER   RESERVE   REQUIRED   AMOUNT"  means  an  amount  equal   to
{pound-sterling}45,000,000;

"CURRENT  ISSUER  RESERVE  REQUIREMENT"  means   the   Current  Issuer  Reserve
Requirement as the same relates to the Current Issuer and the Current Issuer Reserve Fund;

"CURRENT ISSUER REVENUE LEDGER" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Revenue Receipts standing to the credit of the Current Issuer Transaction Accounts from time to time;

"CURRENT ISSUER REVENUE RECEIPTS" means for the Current Issuer in respect of any Payment Date an amount equal to the sum of:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on such Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;

(3) interest received on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before such Payment Date,

(in each case for the avoidance of doubt not including amounts received in respect of principal);

"CURRENT ISSUER SECURED CREDITORS" means the Note Trustee (and any Receiver appointed pursuant to the Current Issuer Deed of Charge), the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Paying Agents, the Agent Bank, the Registrar, the Transfer Agent and the Noteholders;

"CURRENT ISSUER SECURED OBLIGATIONS" means any and all of the monies, obligations and liabilities which the Current Issuer covenants to pay or discharge under or pursuant to Clause 2 of the Current Issuer Deed of Charge and all other amounts owed by it to the Current Issuer Secured Creditors under and pursuant to the Current Issuer Transaction Documents;

"CURRENT ISSUER SECURITY" means the security granted by the Current Issuer under or pursuant to the Current Issuer Deed of Charge in favour of the Note Trustee for the benefit of the Current Issuer Secured Creditors;

"CURRENT ISSUER START-UP LOAN" means the start-up loan that the Current Issuer Start-up Loan Provider shall make available to Funding pursuant to the Current Issuer Start-up Loan Agreement;

"CURRENT ISSUER START-UP LOAN AGREEMENT" means the agreement entered into on or about the Closing Date between Funding, the Current Issuer Start-up Loan Provider and the Security Trustee relating to the provision of the Current Issuer Start-up Loan to Funding as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement start-up loan agreement entered into by such parties in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER START-UP LOAN PROVIDER" means Northern Rock, in its capacity as provider of the Current Issuer Start-up Loan and/or such other person or persons for the time being the lender under the Current Issuer Start-up Loan Agreement;

"CURRENT ISSUER STERLING ACCOUNT" means the account of the Current Issuer (sort code 18-50-08, account number 10131598) held with the Current Issuer Account Bank, denominated in Sterling and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Sterling as may for the time being be in place with the prior consent of the Note Trustee;

"CURRENT ISSUER SUBSCRIPTION AGREEMENT" means with respect to the Current Issuer Notes, the subscription agreement relating to the sale of the Reg S Notes, dated 23 January 2003 between the Current Issuer, Funding, the Mortgages Trustee, Salomon Brothers International Limited, Merrill Lynch International and the other Managers;

"CURRENT ISSUER SWAP AGREEMENTS" means the Current Issuer Basis Rate Swap Agreement, the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements and "CURRENT ISSUER SWAP AGREEMENT" means any one of them;

"CURRENT ISSUER SWAP PROVIDERS" means the Current Issuer Basis Rate Swap Provider, the Current Issuer Dollar Currency Swap Provider and the Current Issuer Euro Currency Swap Provider and

"CURRENT ISSUER SWAP PROVIDER" means any one of them;

"CURRENT ISSUER TRANSACTION ACCOUNTS" means the day to day bank accounts of the Current Issuer, held with the Current Issuer Account Bank and comprising the Current Issuer Euro Account, the Current Issuer Sterling Account and the Current Issuer Dollar Account as at the Closing Date, or any other account of the Current Issuer that may be opened, with the prior approval of the Note Trustee, after the Closing Date, and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge;

"CURRENT ISSUER TRANSACTION DOCUMENT" means any of the following documents:

(a)   the Current Issuer Subscription Agreement;

(b)   the Current Issuer Underwriting Agreement;

(c)   the Current Issuer Intercompany Loan Agreement;

(d)   the Current Issuer Deed of Charge;

(e)   the Current Issuer Deed of Accession;

(f)   the Current Issuer Basis Rate Swap Agreement;

(g)   the Current Issuer Dollar Currency Swap Agreements;

(h)   the Current Issuer Euro Currency Swap Agreements;

(i)   the Current Issuer Trust Deed;

(j)   the Current Issuer Paying Agent and Agent Bank Agreement;

(k)   the Current Issuer Cash Management Agreement;

(l)   the Current Issuer Post-Enforcement Call Option Agreement;

(m)   the Current Issuer Bank Account Agreement;

(n)   the Current Issuer Notes;

(o)   the Current Issuer Corporate Services Agreement

(p)   the Current Issuer Start-up Loan Agreement;

(q)   any Swap Collateral Ancillary Document; and

(r) each other document entered into or to be entered into by the Current Issuer pursuant to or in connection with any of the above documents
      (including any agreement entered into by the Current Issuer as a replacement of any of the above agreements upon the termination thereof);

"CURRENT ISSUER TRUST DEED" means the trust deed entered into on or about the Closing Date between the Current Issuer and the Note Trustee constituting the Current Issuer Notes;

"CURRENT ISSUER UNDERWRITING AGREEMENT" means in relation to the Current Issuer Notes, the underwriting agreement relating to the sale of the US Notes, dated 23 2003, among the Current Issuer, Funding, the Mortgages Trustee, Salomon Smith Barney Inc, Merrill Lynch, Pierce Fenner & Smith Incorporated and the other Underwriters;

"CUT-OFF DATE" means 30 November 2002;

"CUT-OFF DATE MORTGAGE PORTFOLIO" means as of the Cut-Off Date, the Existing Mortgage Portfolio combined with the Additional Mortgage Portfolio;

"DEFERRED INTEREST" in relation to the Current Issuer Notes has the meaning given to it under Condition 4 of the Current Issuer Notes;

"DESIGNATED SUBSIDIARY" means a designated subsidiary of the Current Issuer Post-Enforcement Call Option Holder, to be designated by notice from the Current Issuer Post-Enforcement Call Option Holder to the Note Trustee at the discretion of the Current Issuer Post-Enforcement Call Option Holder;

"DETERMINATION DATE" means the first Business Day of any calendar month which includes a Payment Date;

"DETERMINATION PERIOD" means the period from (and including) the Closing Date to (but excluding) the first Determination Date and thereafter from (and including) one Determination Date to (but excluding) the next Determination Date;

"DISTRIBUTION COMPLIANCE PERIOD" means, in relation to the Current Issuer Notes, 40 days after the later of the commencement of the offering of the Current Issuer Notes and the Closing Date;

"DOLLAR CURRENCY SWAP AGREEMENTS" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Agreements and for any other Issuer, the ISDA Master Agreements, Schedules, Confirmations and any Credit Support Annexes thereto entered into among such Issuer, the related Dollar Currency Swap Provider and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement dollar currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"DOLLAR CURRENCY SWAP PROVIDER" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Provider and for any other Issuer, the Dollar Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"DOLLAR CURRENCY SWAP PROVIDER DEFAULT" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Dollar Currency Swap Agreements) or a Downgrade Termination Event under the Current Issuer Dollar Currency Swap Agreements where the Current Issuer Dollar Currency Swap Provider is the Defaulting Party or the Affected Party (as defined in the Current Issuer Dollar Currency Swap Agreements);

"DOLLAR CURRENCY SWAP RATES" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Rates;

"DOLLAR CURRENCY SWAPS" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Dollar Currency Swap Agreements for such Issuer;

"DOLLAR INTEREST DETERMINATION DATE" means two London Business Days before the first day of the Interest Period for which the rate will apply;

"DOLLAR NOTES" means, in relation to the Current Issuer, the Series 1 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in U.S. Dollars;

"DOWNGRADE TERMINATION EVENT" in relation to the Current Issuer Basis Rate Swap Provider, has the meaning given to it in the Current Issuer Basis Rate Swap Agreement and in relation to any Current Issuer Currency Swap Provider, has the meaning given to it in the relevant Current Issuer Currency Swap Agreement;

"DRAWDOWN DATE" means, in respect of the Current Issuer Intercompany Loan, the Closing Date and, in respect of an Intercompany Loan made by any other Issuer, the date on which the relevant Intercompany Loan was made to Funding by such Issuer;

"DTC CUSTODIAN" means Citibank, N.A. in its capacity as custodian for DTC in respect of the Dollar Global Note Certificates;

"EURO CURRENCY SWAP AGREEMENTS" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Agreements and for any other Issuer, the ISDA Master Agreements, Schedules, Confirmations, and any Credit Support Annexes thereto entered into among such Issuer, the related Euro Currency Swap Provider and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement euro currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"EURO CURRENCY SWAP PROVIDER" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Provider and for any other Issuer, the Euro Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"EURO CURRENCY SWAP PROVIDER DEFAULT" means the occurrence of an Event of Default (as defined in the Current Issuer Euro Currency Swap Agreements) or a Downgrade Termination Event under the Current Issuer Euro Currency Swap Agreements where the Current Issuer Euro Currency Swap Provider is the
Defaulting Party or Affected Party (as defined in the Current Issuer Euro Currency Swap Agreements);

"EURO CURRENCY SWAP RATE" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Rate;

"EURO CURRENCY SWAPS" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Euro Currency Swap Agreements for such Issuer;

"EURO INTEREST DETERMINATION DATE" means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

"EURO NOTES" means in relation to the Current Issuer, the Series 2 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in Euro;

"EVENT OF DEFAULT" means, as the context requires, any of the following:

(a) in relation to the Current Issuer Notes, a Current Issuer Note Event of Default;

(b) in relation to Previous Issuer Notes issued by a Previous Issuer, a Note Event of Default pursuant to the Terms and Conditions of such Previous Issuer Notes;

(c) in relation to the New Notes issued by any New Issuer, a Note Event of Default pursuant to the Terms and Conditions of such New Notes;

(d) in relation to the Current Issuer Intercompany Loan Agreement, a Current Issuer Intercompany Loan Event of Default;

(e) in relation to the Previous Issuer Intercompany Loan Agreements, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of the such Previous Issuer;

(f) in relation to any New Intercompany Loan Agreement, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of such New Issuer;

"EXCHANGE DATE" has the meaning specified in each form of Global Note Certificate attached as Schedule 1 to the Current Issuer Trust Deed;

"EXISTING MORTGAGE LOANS" means the Mortgage Loans in the Existing Mortgage Portfolio;

"EXISTING MORTGAGE PORTFOLIO" means the portfolio of Initial Mortgage Loans and Further Mortgage Loans as it is constituted as of any date of determination prior to the Closing Date, taking account of, among other things, amortization of Mortgage Loans in that portfolio and the addition and/or removal of any Mortgage Loans to or from that portfolio since 26 March 2001;

"EXTRAORDINARY RESOLUTION" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"FINAL MATURITY DATE" means:

      (a) in respect of the Series 1 Class A1 Notes, the Payment Date falling in January 2004;

      (b) in respect of the Series 1 Class A2 Notes and the Series 1 Class A3 Notes, the Payment Date falling in January 2020; and

      (c) and in respect of any other Current Issuer Notes, the Payment Date falling in January 2043;

"FINAL REPAYMENT DATE" means, in respect of the Current Issuer Intercompany Loan, the Payment Date falling in January 2043 and in relation to any other Intercompany Loan the date specified under the relevant Issuer Transaction Documents;

"FINANCIAL YEAR" means, in relation to the Current Issuer, Holdings, the Mortgages Trustee, Funding and the Current Issuer Post Enforcement Call Option Holder, each twelve month period ending on the last day of the calendar year;

"FIXED RATE RATIO" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FIXED RATE SPREAD" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FLEXIBLE RATIO" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FLEXIBLE SPREAD" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FLEXIBLE SWAP RATE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FORM OF PROXY" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"FUNDING (CURRENT ISSUER) BANK ACCOUNT AGREEMENT" means the agreement entered into on the Closing Date among the Account Bank, Funding and others which governs the operation of the Funding (Current Issuer) GIC Account;

"FUNDING (CURRENT ISSUER) GUARANTEED INVESTMENT CONTRACT" means the guaranteed investment contract entered into with respect to the Current Issuer among Funding, the Funding GIC Provider and others under which the Funding GIC Provider agrees to pay Funding a guaranteed rate of interest on the balance from time to time of the Funding (Current Issuer) GIC Account;

"FUNDING (CURRENT ISSUER) GIC ACCOUNT" means the account in the name of Funding into which will be deposited amounts in respect of the related Current Issuer Reserve Fund and the Current Issuer Liquidity Reserve Fund, if any, established for the benefit of the Current Issuer, which account is held at the Account Bank and maintained subject to the terms of the related Funding (Current Issuer) Guaranteed Investment Contract, the related Funding (Current Issuer) Bank Account Agreement and the Funding Deed of Charge, or any additional or replacement account as may for the time being be in place with the prior consent of the Security Trustee;

"FURTHER MORTGAGE LOANS" means any Mortgage Loan which was assigned by the Seller to the Mortgages Trustee on 26 March 2001 under the terms of the Mortgage Sale Agreement and referenced by its Mortgage Loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that Mortgage Loan under the relevant Mortgage Conditions by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

"GLOBAL NOTE CERTIFICATES" means the note certificates in global form issued in respect of the Current Issuer Notes, initially in the form of the US Global Note Certificates and the Reg S Global Note Certificates or any of them and "GLOBAL NOTE CERTIFICATE" means any one of them;

"HOLDER" or "HOLDER" means, in relation to the Current Issuer Notes, the person in whose name a Current Issuer Note, for the time being is registered in the Register (or in the case of joint holders, the first named thereof);

"INDIVIDUAL NOTE CERTIFICATES" means the note certificates representing the Current Issuer Notes in definitive form;

"INITIAL RELEVANT SCREEN RATE" has the meaning specified in Condition 4(C) of the Current Issuer Notes;

"INSOLVENCY EVENT" in respect of the Seller, the Administrator, the Cash Manager or the Current Issuer Cash Manager (each, for the purposes of this definition, a "RELEVANT ENTITY") means:

(a) an order is made or an effective resolution passed for the winding up of the Relevant Entity (except, in any such case, a winding-up or dissolution for the purpose of a reconstruction or amalgamation the terms of which have been previously approved by the Security Trustee);

(b) the Relevant Entity ceases or threatens to cease to carry on its business or stops payment or threatens to stop payment of its debts or is deemed unable to pay its debts within the meaning of section 123(a), (b), (c) or
      (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amounts of its liabilities (taking into account, for both these purposes, contingent and prospective liabilities) or otherwise becomes insolvent;

(c) proceedings are initiated against the Relevant Entity under any applicable liquidation, administration, reorganisation (other than a reorganisation where the Relevant Entity is solvent) or other similar laws, save where such proceedings are being contested in good faith; or an administrative or other receiver, administrator or other similar official is appointed in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or a distress, execution or diligence or other process is enforced upon the whole or any substantial part of the undertaking or assets of the Relevant Entity and in any of the foregoing cases it is not discharged within 30 London Business Days; or if the Relevant Entity initiates or consents to judicial proceedings relating to itself under any applicable liquidation, administration, insolvency, reorganisation or other similar laws or makes a conveyance or assignment for the benefit of its creditors generally;

and in respect of the Current Issuer and Funding (for the purposes of this definition, a "RELEVANT ENTITY"), means:

(a) except for the purposes of an amalgamation or restructuring as described in sub-clause (b) below, the Relevant Entity ceases or threatens to cease to carry on all or a substantial part of its business or the Relevant Entity is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts within the meaning of section 123(2) of the Insolvency Act 1986 (as amended, modified or re-enacted); or

(b) an order is made or an effective resolution is passed for the winding up of the Relevant Entity (except for the purposes of or pursuant to an amalgamation, restructuring or merger previously approved by the Note Trustee or the Security Trustee, as the case may be (or as approved in writing by an Extraordinary Resolution (as defined in the Current Issuer Trust Deed) of the Class A Noteholders); or

(c) proceedings are otherwise initiated against the Relevant Entity under any applicable liquidation, insolvency, composition, reorganisation or other similar laws (including, but not limited to, presentation of a petition for an administration order) and (except in the case of presentation of a petition for an administration order) such proceedings are not, in the opinion of the Note Trustee or the Security Trustee (as the case may be), being disputed in good faith with a reasonable prospect of success; or an administration order being granted or an administrative receiver or other receiver, liquidator or other similar official being appointed in relation to the Relevant Entity or in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Relevant Entity, or a distress, execution, diligence or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Relevant Entity and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days; or the Relevant Entity initiating or consenting to judicial proceedings relating to itself under applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally;

"INTEREST AMOUNTS" has the meaning given to it under Condition 4(d) of the Current Issuer Notes;

"INTEREST DETERMINATION DATE" means, in relation to the Current Issuer Notes:

(a) in respect of the Series 1 Notes (other than the Series 1 Class A3 Notes), the date which is two London Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

(b) in respect of the Series 1 Class A3 Notes, the date which is two London Business Days before the first day of the immediately succeeding Interest Period;

(c) in respect of the Sterling Notes, in respect of the first Interest Period, the Closing Date, and in respect of subsequent Interest Periods, the first day of the Interest Period for which the relevant interest rate will apply;

(d) in respect of the Euro Notes, the date which is two TARGET Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

"INTEREST PAYMENT DATE" means:

(a) in relation to the Series 1 Class A1 Notes, the 20th day of each consecutive month in each year commencing on the Interest Payment Date falling in February 2003 or, if such day is not a Business Day, the next succeeding Business Day, up to and including the earliest of (i) the Interest Payment Date in January 2004, (ii) the occurrence of a Trigger Event or (iii) enforcement of the Issuer Security, and thereafter the 20th day of January, April, July and October in each year or, if such day is not a Business Day, the next succeeding Business Day; and

(b) in relation to the Current Issuer Notes (other than the Series 1 Class A1 Notes), the 20th day of January, April, July and October in each year, beginning in April 2003 or, if such day is not a Business Day, the next succeeding Business Day.

"INTEREST PERIOD" means:

(a) in relation to each of the Current Issuer Notes and any Interest Payment Date, the period from (and including) the immediately preceding Interest Payment Date for such Current Issuer Note (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Interest Payment Date for such Current Issuer Note;

(b) in relation to the Current Issuer Start-up Loan and any Payment Date, the period from (and including) the immediately preceding Payment Date (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Payment Date.

"ISSUER AMOUNT" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"JERSEY SECURED PROPERTY" means, as the context requires, the Current Issuer Jersey Secured Property or the Funding Jersey Secured Property;

"JERSEY SECURITY INTEREST" means a Security Interest created in accordance with Jersey law pursuant to any relevant Transaction Document;

"JUNIOR NOTEHOLDERS" means the holders for the time being of the Class C Notes;

"JUNIOR NOTES" means, in relation to the Current Issuer, the Class C Notes;

"LEAD MANAGERS" means, in relation to the Current Issuer Notes (1) in respect of the US Notes, Salomon Smith Barney Inc. and J.P. Morgan Securities Inc. and
(2) in respect of the Reg S Notes, Salomon Brothers International Limited and J.P. Morgan Securities Ltd;

"MANAGERS" means, in relation to the Reg S Notes issued by the Current Issuer, Salomon Brothers International Limited, J.P. Morgan Securities Ltd, Barclays Bank PLC, Bank Brussels Lambert S.A., Deutsche Bank AG London and UBS AG, acting through its business group UBS Warburg;

"MASTER DEFINITIONS SCHEDULE" means the master definitions schedule signed for the purposes of identification by Brown & Wood and Clifford Chance Limited Liability Partnership on or about 26 March 2001, as has been and may be amended, restated, varied or supplemented from time to time, which is a schedule of the definitions used in the Transaction Documents;

"MEZZANINE  NOTEHOLDERS"  means  the holders for the time being of the Class  B
Notes;

"MEZZANINE NOTES" means, in relation to the Current Issuer, the Class B Notes;

"MONEY MARKET NOTES" means, in relation to the Current Issuer, the Series 1 Class A1 Notes;

"NOTE CERTIFICATES" means any Global Note Certificates or Individual Note Certificates;

"NOTE DETERMINATION DATE" means, in relation to the Current Issuer Notes, the Current Issuer Note Determination Date, in relation to Notes issued by any other Issuer, the Distribution Date immediately preceding the relevant Payment Date;

"NOTE ENFORCEMENT NOTICE" means, in relation to the Current Issuer, the Current Issuer Note Enforcement Notice and in relation to any other Issuer, a notice issued by the Note Trustee to such Issuer and the Security Trustee on the occurrence of a Note Event of Default, declaring the Notes issued by that Issuer or any class of such Notes to be due and repayable pursuant to the Conditions of such Notes;

"NOTE EVENT OF DEFAULT" means, in relation to the Current Issuer, a Current Issuer Note Event of Default and, in relation to any other Issuer, the occurrence of an event of default by such Issuer as specified in the relevant Conditions of the Notes issued by such Issuer;

"NOTEHOLDERS" means, in relation to the Current Issuer Notes, the Class A Noteholders, the Class B Noteholders and the Class C Noteholders or any of them, in relation to Notes issued by any other Issuer, the holders for the time being of such Notes;

"NOTES" means, in relation to the Current Issuer, the Current Issuer Notes and, in relation to any other Issuer, the notes issued by such Issuer;

"NOTICE" means, in respect of notice being given to the Noteholders, a notice duly given in accordance with, in the case of the Current Issuer Notes, Condition 14 of the Current Issuer Notes and, in the case of Notes issued by any other Issuer, the relevant equivalent Condition of such Notes;

"OFFERING CIRCULAR" means, in relation to the Current Issuer Notes, the offering circular dated 23 January 2003 relating to the issue of the Reg S Notes and, in relation to Notes issued by any other Issuer, the offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Prospectus attached thereto;

"OFFICERS' CERTIFICATE" means with respect to any Person, a certificate signed by any director or equivalent officer of such Person. Each such certificate shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions thereof;

"OPINION OF COUNSEL" means an opinion in writing signed by legal counsel who shall be acceptable to the Note Trustee and who may be counsel to the Current Issuer or to an affiliate of the Current Issuer or to such other party as the Note Trustee may from time to time agree. Each such opinion shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions hereof;

"PAYING AGENT AND AGENT BANK AGREEMENT" means, in relation to the Current Issuer, the Current Issuer Paying Agent and Agent Bank Agreement, in relation to any other Issuer, the Paying Agent and Agent Bank Agreement with respect to such Issuer as defined in the Issuer Master Definitions Schedule relating to such Issuer;

"PAYING AGENTS" means the Principal Paying Agent and the US Paying Agent initially appointed as paying agents pursuant to the Current Issuer Paying and Agent Bank Agreement or, if applicable, any successor paying agents;

"PAYMENT DATE" means, in relation to the Current Issuer Notes, the twentieth day of January, April, July and October in each year, beginning in April 2003 or if such day is not a Business Day, the next succeeding Business Day;

"POOL FACTOR" has the meaning specified in Condition 5(C) of the Current Issuer Notes;

"POTENTIAL CURRENT ISSUER EVENT OF DEFAULT" has the same meaning as "POTENTIAL NOTE EVENT OF DEFAULT";

"PRELIMINARY OFFERING CIRCULAR" means, in relation to the Current Issuer Notes, the preliminary offering circular dated 7 January 2003 relating to the Reg S Notes and, in relation to Notes issued by any other Issuer, the preliminary offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Preliminary Prospectus attached thereto;

"PRELIMINARY PROSPECTUS" means, in relation to the Current Issuer Notes, the preliminary prospectus dated 7 January 2003 relating to the US Notes and, in relation to Notes issued by any other Issuer, the preliminary prospectus relating to the US Notes issued by such Issuer;

"PRINCIPAL AMOUNT OUTSTANDING" in relation to the Current Issuer Notes, has the meaning set out in Condition 5(C) of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"PRINCIPAL PAYING AGENT" means in relation to the Current Issuer Notes, Citibank, N.A., whose principal office is 5 Carmelite Street, London EC4Y 0PA, in its capacity as principal paying agent at its specified office initially appointed as a principal paying agent pursuant to the Current Issuer Principal Paying and Agent Bank Agreement or, if applicable, any successor principal paying agent at its specified office;

"PROSPECTUS" means, in relation to the Current Issuer Notes, the prospectus dated 23 January 2003 relating to the US Notes and, in relation to Notes issued by any other Issuer, the prospectus relating to the US Notes issued by such Issuer;

"PROXY" has the meaning  specified  in  Schedule  4 to the Current Issuer Trust
Deed;

"RATE OF INTEREST" in relation to the Current Issuer Notes, has the meaning given in Condition 4 of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"RATING AGENCIES" means S&P, Moody's and Fitch, and "RATING AGENCY" means any of them;

"REASONABLE PRUDENT MORTGAGE LENDER" or "REASONABLE PRUDENT MORTGAGE LENDER" means a reasonably prudent prime residential mortgage lender lending to Borrowers in England and Wales who generally satisfy the lending criteria of traditional sources of residential mortgage capital;

"RECORD DATE" means the fifteenth day before the due date for any payment on the Notes;

"REFERENCE BANKS" means the principal London office of each of Citibank N.A., ABN AMRO Bank N.V., Barclays Bank plc and JPMorgan Chase Bank or any bank that replaces such bank;

"REFERENCE LENDERS" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"REGISTER" means the register of Noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes that each Noteholder owns;

"REGISTRAR" in respect of the Current Issuer Notes, means Citibank, N.A., acting through its office at 5 Carmelite Street, London EC4Y 0PA appointed initially pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor registrar at its specified office, and procured by the Current Issuer to maintain the Register;

"REGISTRATION STATEMENT" means the registration statement on Form S-11 (No. 333-101801) as filed with the SEC;

"REGULATION S LEGEND" has the meaning given to it in Section 16 of Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"REGULATIONS" means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in
Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"RELEVANT MARGIN" has the meaning specified in Condition 4 of the Current Issuer Notes;

"RELEVANT NOTE" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"RELEVANT SCREEN RATE" has the meaning specified in Condition 4 of the Current Issuer Notes;

"REPRESENTATIVE" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"SECURITY DOCUMENTS" means the Current Issuer Deed of Charge, the Funding Deed of Charge and each Deed of Accession entered into pursuant to the Funding Deed of Charge and any other security document entered into pursuant to any of the foregoing;

"SENIOR NOTEHOLDERS" means the holders for the time being of the Class A Notes;

"SENIOR NOTES" means, in relation to the Current Issuer, the Class A Notes;

"SERIES 1 CLASS A1 DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A1 Notes in Dollars;

"SERIES 1 CLASS A2 DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A2 Notes in Dollars;

"SERIES 1 CLASS A3 DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A3 Notes in Dollars;

"SERIES 1 CLASS A1 DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS A2 DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS A3 DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS A1 GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class A1 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS A2 GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class A2 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS A3 GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class A3 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS A GLOBAL NOTE CERTIFICATES" means the Series 1 Class A1 Global Note Certificate, the Series 1 Class A2 Global Note Certificate and the Series 1 Class A3 Global Note Certificate and the "SERIES 1 CLASS A GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 1 CLASS A NOTEHOLDERS" means the Series 1 Class A1 Noteholders, the Series 1 Class A2 Noteholders and the Series 1 Class A3 Noteholders or any of them;

"SERIES 1 CLASS A1 NOTEHOLDERS" means the holders for the time being of the Series 1 Class A1 Notes;

"SERIES 1 CLASS A2 NOTEHOLDERS" means the holders for the time being of the Series 1 Class A2 Notes;

"SERIES 1 CLASS A3 NOTEHOLDERS" means the holders for the time being of the Series 1 Class A3 Notes;

"SERIES 1 CLASS A NOTES" means the Series 1 Class A1 Notes and the Series 2 Class A2 Notes or any of them;

"SERIES 1 CLASS A1 NOTES" means the notes comprising the $925,000,000 Floating Rate Notes due January 2004 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A1 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class A1 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 CLASS A2 NOTES" means the notes comprising the $1,225,000,000 Floating Rate Notes due January 2020 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A2 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class A2 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 CLASS A3 NOTES" means the notes comprising the $300,000,000 Floating Rate Notes due January 2020 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in

Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A3 Notes issued pursuant to Condition 13 and (except for the purposes of Clause
3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class A3 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 CLASS B DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class B Notes in Dollars;

"SERIES 1 CLASS B DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS B GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS B NOTEHOLDERS" means the holders for the time being of the Series 1 Class B Notes;

"SERIES 1 CLASS B NOTES" means the notes comprising the $42,000,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Form of Global Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 CLASS C DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class C Notes in Dollars;

"SERIES 1 CLASS C DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS C GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS C NOTEHOLDERS" means the holders for the time being of the Series 1 Class C Notes;

"SERIES 1 CLASS C NOTES" means the notes comprising the $56,000,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Series 1 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 GLOBAL NOTE CERTIFICATES" means collectively the Series 1 Class A Global Note Certificates, the Series 1 Class B Global Note Certificate and the Series 1 Class C Global Note Certificate and "SERIES 1 GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 1 NOTES" means collectively the Series 1 Class A Notes, the Series 1 Class B Notes and the Series 1 Class C Notes;

"SERIES 2 CLASS A EURO CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class A Notes in Euro;

"SERIES 2 CLASS A GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 2 Class A Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 2 CLASS A NOTEHOLDERS" means the holders for the time being of the Series 2 Class A Notes;

"SERIES 2 CLASS A NOTES" means the notes comprising the * 900,000,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class A Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 2 Class A Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 2 CLASS B EURO CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class B Notes in Euro;

"SERIES 2 CLASS B GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 2 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 2 CLASS B NOTEHOLDERS" means the holders for the time being of the Series 2 Class B Notes;

"SERIES 2 CLASS B NOTES" means the notes each comprising the * 62,000,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 2 CLASS C EURO CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class C Notes in Euro;

"SERIES 2 CLASS C GLOBAL NOTE CERTIFICATE means the Global Note Certificate to be issued in respect of the Series 2 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 2 CLASS C NOTEHOLDERS" means the holders for the time being of the Series 2 Class C Notes;

"SERIES 2 CLASS C NOTES" means the notes comprising the [e] 94,500,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 2 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 2 GLOBAL NOTE CERTIFICATES" means collectively the Series 2 Class A Global Note Certificate, the Series 2 Class B Global Note Certificate and the Series 2 Class C Global Note Certificate and "SERIES 2 GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 2 NOTES" means collectively the Series 2 Class A Notes, the Series 2 Class B Notes and the Series 2 Class C Notes;

"SERIES 3 CLASS A GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 3 Class A Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 3 CLASS A NOTEHOLDERS" means the holders for the time being of the Series 3 Class A Notes;

"SERIES 3 CLASS A NOTES" means the notes comprising the {pound-sterling}665,000,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class A Notes issued pursuant to Condition 13 and (except for the purposes of Clause
3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class A Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 3 CLASS B GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 3 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 3 CLASS B NOTEHOLDERS" means the holders for the time being of the Series 3 Class B Notes;

"SERIES 3 CLASS B NOTES" means the notes comprising the {pound-sterling}31,000,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause
3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 3 CLASS C GLOBAL NOTE CERTIFICATE means the Global Note Certificate to be issued in respect of the Series 3 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 3 CLASS C NOTEHOLDERS" means the holders for the time being of the Series 3 Class C Notes;

"SERIES 3 CLASS C NOTES" means the notes comprising the {pound-sterling}41,000,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause
3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 3 GLOBAL NOTE CERTIFICATES" means collectively the Series 3 Class A Global Note Certificate, the Series 3 Class B Global Note Certificate and the Series 3 Class C Global Note Certificate and "SERIES 3 GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 3 NOTES" means collectively the Series 3 Class A Notes, the Series 3 Class B Notes and the Series 3 Class C Notes;

"SPECIFIED OFFICE" means, as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Current Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Current Issuer and the Note Trustee pursuant to the Current Issuer Paying Agent and Agent Bank Agreement;

"STEP-UP DATE" means the Payment Date in respect of an Issuer on which the interest rate on the Notes issued by such Issuer increases by a pre-determined amount following the payment made by such Issuer on such Payment Date, which date in respect of the Current Issuer is the Payment Date occurring in April 2008;

"STERLING NOTES" means, in relation to the Current Issuer, the Series 3 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in Sterling;

"SUBORDINATED PRINCIPAL TEST":

(a)   in respect of the Current Issuer Notes, means the test which is satisfied
      (1) on any Payment Date occurring on or after the fourth anniversary of the Closing Date; and (2) on any Payment Date on which (a) the percentage equal to the aggregate Principal Amount Outstanding of the Class B Notes and the Class C Notes as at that Payment Date over the aggregate Principal Amount Outstanding of the Current Issuer Notes as at that Payment Date is greater than (b) the product of (i) 2 and (ii) the percentage equal to the aggregate Principal Amount Outstanding of the Class B Notes and the Class C Notes as at the Closing Date over the aggregate Principal Amount Outstanding of the Current Issuer Notes as at the Closing Date;

(b) in respect of any Previous Issuer Notes, has the meaning given to it in the Issuer Master Definitions Schedule relating to that Previous Issuer; or

(c) in respect of any New Notes issued by any New Issuer, has the meaning given to it in the Issuer Master Definitions Schedule relating to that New Issuer;

"SWAP COLLATERAL" means any asset (including, without limitation, Cash and/or securities) paid or transferred to the Current Issuer by a Current Issuer Swap Provider in accordance with the terms of the relevant Current Issuer Swap Agreement as collateral to secure the performance of that Current Issuer Swap Provider's obligations under the relevant Current Issuer Swap Agreement together with any income or distributions received in respect of such asset and any equivalent of or replacement of such asset into which such asset is transformed;

"SWAP COLLATERAL ACCOUNTS" means the Swap Collateral Cash Account and the Swap Collateral Securities Account;

"SWAP COLLATERAL ANCILLARY DOCUMENT" means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Current Issuer Swap Agreements, the Current Issuer Cash Management Agreement and the Current Issuer Deed of Charge) as may be entered into by the Issuer from to time in connection with Swap Collateral;

"SWAP COLLATERAL AVAILABLE PRINCIPAL AMOUNT" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Principal Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

"SWAP COLLATERAL AVAILABLE REVENUE AMOUNT" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Revenue Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

"SWAP COLLATERAL CASH ACCOUNT" means an account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in Cash and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

"SWAP COLLATERAL EXCLUDED AMOUNT" means, at any time, the amount of Swap Collateral which may not be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer under the terms of the relevant Current Issuer Swap Agreement;

"SWAP COLLATERAL LEDGER" means the ledger and any sub-ledgers maintained by the Current Issuer Cash Manager in the books of the Current Issuer in accordance with Clause 5.6 (Posted Collateral) of the Current Issuer Cash Management Agreement;

"SWAP COLLATERAL SECURITIES ACCOUNT" means a securities account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in the form of securities and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

"SWAP PROVIDER AMOUNT" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"SWAP REPLACEMENT PAYMENT" means any amount received by the Current Issuer from a replacement to any of the Current Issuer Swap Providers upon entry by the Current Issuer into an agreement with such replacement swap provider replacing a Current Issuer Swap Agreement which has terminated following the occurrence of a Downgrade Termination Event;

"TELERATE PAGE NO. 3750" means the display designated as Page 3750 on the Dow-Jones/Telerate Monitor Service (or such other page as may replace Telerate Page No. 3750 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

"THREE MONTH LIBOR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"TRANSACTION DOCUMENT" means any of the following documents:

(a)   the Mortgages Trust Deed;

(b)   the Mortgage Sale Agreement;

(c)   the Funding Deed of Charge;

(d)   the Administration Agreement;

(e)   the Cash Management Agreement;

(f)   the Funding Guaranteed Investment Contract;

(g)   the Mortgages Trustee Guaranteed Investment Contract;

(h)   the Bank Account Agreement;

(i)   the Collection Bank Agreement;

(j)   the Share Trust Deed;

(k)   Corporate Services Agreement; and

(l)   Current Issuer Transaction Documents;

"TRANSFER AGENT" means Citibank, N.A., acting through its Specified Office at 5 Carmelite Street, London EC4Y 0PA, and initially appointed by the Current Issuer under the Current Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Current Issuer Notes, or such other person for the time being acting as Transfer Agent under the Current Issuer Paying Agent and Agent Bank Agreement;

"TRUST DEED" means, in relation to the Current Issuer, the Current Issuer Trust Deed and, in relation to any other Issuer, the trust deed entered into on the relevant Closing Date constituting the Notes issued by such Issuer;

"TRUSTEE ACTS" means both the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

"UNDERWRITERS" means, in relation to the US Notes issued by the Current Issuer, Salomon Smith Barney Inc, J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg;

"US PAYING AGENT" means Citibank N.A. acting through its New York office as paying agent in the United States of America;

"VARIABLE RATE RATIO" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"VARIABLE RATE SPREAD" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"VARIABLE RATE SWAP SVR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement; and

"WEIGHTED AVERAGE FIXED RATE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement.

2.    INTERPRETATION AND CONSTRUCTION

Any reference in this Issuer Master Definitions Schedule or any Transaction Document to:

      "AGREED FORM" means, in relation to any document, the draft of that document the form of which has been agreed between the parties thereto (or if such document is delivered pursuant to another Transaction Document, between the parties to such Transaction Document) and initialled on their behalf for the purpose of identification;

      the "ASSETS" of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

      "DISPOSAL" shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and "DISPOSE" shall be construed accordingly;

      a "GUARANTEE" means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

      "INDEBTEDNESS" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

      a "MONTH" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day, provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to "MONTHS" shall be construed accordingly);

      "PARTY" shall be construed as a party to a particular agreement, as the case may be;

      "SUBSIDIARY" means, (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

      "VAT" means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

      a "WHOLLY-OWNED SUBSIDIARY" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

      the "WINDING-UP" or "ADMINISTRATION" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.1 "{pound-sterling}", "STERLING", "STERLING" or "POUNDS STERLING" denotes the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland; "[e]", "EURO" or "EURO" denotes the lawful currency for the time being of the member states of the European Union that adopt the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, establishing the European Community as amended from time to time and as amended by, inter alia, the Treaty of European Union of 7th February, 1992; "$", "US$", "US DOLLARS", "DOLLARS" or "DOLLARS" denotes the lawful currency for the time being of the United States of America.

2.2 In this Issuer Master Definitions Schedule and in any of the Transaction Documents in which this Issuer Master Definitions Schedule is expressed to be incorporated or to which this Issuer Master Definitions Schedule is expressed to apply:

      (a) words denoting the singular number only shall include the plural number also and vice versa;

      (b)    words denoting one gender only shall include the other genders;

      (c) words denoting persons only shall include firms and corporations and vice versa;

      (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

      (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

      (f) clause, paragraph and schedule headings are for ease of reference only;

      (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

      (h) unless stated otherwise reference to a time of day shall be construed as a reference to London (GMT) time; and

      (i)    references   to   any  person  shall  include  references  to  his
             successors, transferees and assigns and any person deriving title under or through him.

2.3 Save as provided otherwise, where any obligation in a Transaction Document is owed to more than one party that obligation is owed to each of them separately and may be enforced by any of them.

2.4 Where a term is used but not defined in this Issuer Master Definitions Schedule, that term shall have the meaning indicated in the Master Definitions Schedule.

3.    GOVERNING LAW

This Issuer Master Definitions Schedule is governed by, and shall be construed in accordance with, the laws of England.

                                  SCHEDULE 1





                            STANDARD DOCUMENTATION



         PART 1 DOCUMENTS USED IN THE ORIGINATION OF ANY MORTGAGE TYPE

SABW DOCUMENT                 REFERENCE        USAGE PERIOD AND NOTES
A   MORTGAGE BROCHURES
A1  Hard to beat - Mortgages Dev 3  1.6.95    From 1 Jun 1995 to Apr 1997
    - An Introduction
    Northern Rock Building
    Society
A2  Hard to Beat - Keeping   DEV 93           From 19 Jun 1995
    the Benefits Once Your   19.06.1995
    Mortgage Ends
    Northern Rock Building
    Society
A3  Mortgages - A guide to   Dev 143 1.7.95   From 1 Jul 1995 to Jul 1995
    costs
    Northern Rock Building
    Society
A4  Mortgages - A guide to   Dev 143  14.7.95 From 14 Jul 1995 to Sep 1995
    costs
    Northern Rock Building
    Society
A5  Mortgages - A guide to   Dev 143  4.9.95  From 4 Sep 1995 to Nov 1995
    costs
    Northern Rock Building
    Society
A6  Mortgages - A guide to   Dev 143 30.11.95 From 30 Nov 1995 to Dec 1995
    costs
    Northern Rock Building
    Society
A7  Mortgages - A guide to   Dev 143 13.12.95 From 13 Dec 1995 to Mar 1996
    costs
    Northern Rock Building
    Society
A8  Mortgages - A guide to   Dev 143 8.3.96   From 8 Mar 1996 to Jun 1996
    costs
    Northern Rock Building
    Society
A9  Mortgages - A guide to   Dev 143 10.6.96  From 10 Jun 1996 to Feb 1997
    costs
    Northern Rock Building
    Society
A10 Hard to Beat - Keeping   DEV 93           From 1 Sept 1996
    the Benefits Once Your   01.9.1996
    Mortgage Ends
    Northern Rock Building
    Society
A11 Mortgages - A guide to   Dev 143 11.2.97  From 11 Feb 1997 to Mar 1997
    costs
    Northern Rock Building
    Society
A12 You and your mortgage -
    The Mortgage Code
    [Introductory leaflet]
A13 The Mortgage Code        First Edition:   From Mar 1997
                             March 1997
A14 Mortgages - A guide to   Dev 143 27.3.97  From 27 Mar 1997 to May 1997
    costs
    Northern Rock Building
    Society
A15 Hard to beat - Mortgages Dev 3  10.4.97   From 10 Apr 1997 to Jul 1997
    - An Introduction
    Northern Rock Building
    Society
A16 Mortgages - A guide to   Dev 143 6.5.97   From 6 May 1997 to Jul 1997
    costs
    Northern Rock Building
    Society
A17 Hard to beat - Mortgages Dev 3  1.7.97    From 1 Jul 1997 to Oct 1997
    - An Introduction
    Northern Rock Building
    Society
A18 Mortgages - A guide to   Dev 143 11.7.97  From 11 Jul 1997 to Oct 1997
    costs - Hard to Beat
    Northern Rock Building
    Society

                                       1

SABW DOCUMENT                 REFERENCE        USAGE PERIOD AND NOTES
A19 Hard to beat - Mortgages MAR 1  1.10.97   From 1 Oct 1997 to Dec 1997
    - An Introduction
    Northern Rock plc
A20 Mortgages - A guide to   MAR 2 1.10.97    From 1 Oct 1997 to Nov 1997
    costs - Hard to Beat
    Northern Rock plc
A21 Hard to Beat - Keeping   MAR 9            From 1 Oct 1997
    the Benefits Once Your   01.10.1997
    Mortgage Ends
    Northern Rock plc
A22 Mortgages - A guide to   MAR 2 12.11.97   From 12 Nov 1997 to Feb 1998
    costs - Hard to Beat
    Northern Rock plc
A23 Hard to beat - Mortgages MAR 1 15.12.97   From 15 Dec 1997 to Feb 1998
    - An Introduction
    Northern Rock plc
A24 Hard to beat - Mortgages MAR 1  12.2.98   From 12 Feb 1998 to Oct 1998
    - An Introduction
    Northern Rock plc
A25 Mortgages - A guide to   MAR 2 12.2.98    From 12 Feb 1998 to Jun 1998
    costs - Hard to Beat
    Northern Rock plc
A26 Hard to Beat - Keeping   MAR 9            From 12 Feb 1998
    the Benefits Once Your   12.2.1998
    Mortgage Ends
    Northern Rock plc
A27 The Mortgage Code        Second Edition:  From Apr 1998
                             April 1998
A28 Mortgages - A guide to   MAR 2/8267       From 17 Jun 1998 to Oct 1998
    costs - Hard to Beat     17.6.98
    Northern Rock plc
A29 Hard to Beat - Keeping   MAR 9/8375       From 1 Aug 1998
    the Benefits Once Your   01.8.1998
    Mortgage Ends
    Northern Rock plc
A30 Mortgages - A guide to   MAR 2/8528       From 8 Oct 1998 to Nov 1998
    costs - Hard to Beat     8.10.98
    Northern Rock plc
A31 Hard to beat - Mortgages MAR 1 23.10.98   From 23 Oct 1998 to Feb 1999
    - An Introduction
    Northern Rock plc
A32 Mortgages - A guide to   MAR 2/8600       From 5 Nov 1998 to Jan 1999
    costs - Hard to Beat     5.11.98
    Northern Rock plc
A33 Mortgages - A guide to   MAR 2/8729 7.1.99From 7 Jan 1999 to Feb 1999
    costs - Hard to Beat
    Northern Rock plc
A34 Mortgages - A guide to   MAR 2/8789 4.2.99From 4 Feb 1999 to Apr 1999
    costs - Hard to Beat
    Northern Rock plc
A35 Mortgages - An           MAR 1  25.2.99   From 25 Feb 1999 to Jun 1999
    Introduction
    Northern Rock plc
A36 Mortgages - A guide to   MAR 2/8923       From 13 Apr 1999 to to Jun 1999
    costs - Hard to Beat     13.4.99
    Northern Rock plc
A37 Mortgages - the details  MAR 23/8958      From 16 Jun 1999 to Jan 2000
    Northern Rock plc        16.6.99
A38 Mortgages - the costs    MAR 244/8958     From 16 Jun 1999 to Jun 1999
    Northern Rock plc        16.6.99
A39 Mortgages - the costs    MAR 244/9115     From 28 Jun 1999 to Nov 1999
    Northern Rock plc        28.6.99
A40 Mortgages - the costs    MAR 244/9489     From 9 Nov 1999 to Jan 2000
    Northern Rock plc        9.11.99
A41 Mortgages - the details  MAR 235/9611     From 4 Jan 2000 to May 2000
    Northern Rock plc        4.1.2000

                                       2

SABW DOCUMENT                 REFERENCE        USAGE PERIOD AND NOTES
A42 Mortgages - the costs    MAR 244/9679     From 17 Jan 2000 to Mar 2000
    Northern Rock plc        17.1.2000
A43 Be straight with me -    MAR 244/9815     From 4 Mar 2000 to Apr 2000
    Mortgage costs in black  4.3.2000
    and white
    Northern Rock plc
A44 Safe & Sure - Keeping    MAR 9/9895       From 14 Mar 2000
    the Benefits Once Your   14.3.2000
    Mortgage Ends
    Northern Rock plc
A45 Be straight with me -    MAR 244/10029    From 27 Apr 2000 to Jan 2001
    Mortgage costs in black  27.4.2000
    and white
    Northern Rock plc
A46 Give me the facts -      MAR 235/9666     From 1 May 2000 to Oct 2000
    Mortgage details         and 5.2000
    explained
    Northern Rock plc
A47 Give me a choice -       MAR 236/10198    From 28 Jun 2000 to Aug 2000
    Mortgage deals to suit   and 28.6.2000
    everyone
    Northern Rock plc
A48 Give me a choice -       MAR 236/10332    From 4 Aug 2000
    Mortgage deals to suit   4.8.2000
    everyone
    Northern Rock plc
A49 Give me the facts -      MAR 235/10554    From Oct 2000 to Jan 2001
    Mortgage details         and 10.2000
    explained
    Northern Rock plc
A50 Give me the facts        MAR 235/10899    From 10 Jan 2001 to Sep 2001
    Northern Rock plc
A51 Be straight with me -    MAR 244/10868    From 10 Jan 2001 to Feb 2001
    Mortgage costs in black  10.1.2001
    and white
    Northern Rock plc
A52 Be straight with me -    MAR 244/10998    From 8 Feb 2001 to Apr 2001
    Mortgage costs in black  8.2.2001
    and white
    Northern Rock plc
A53 Be straight with me -    MAR 244/11170    From 5 Apr 2001 to May 2001
    Mortgage costs in black  5.4.2001
    and white
    Northern Rock plc
A54 Be straight with me -    MAR 244/11281    From 10 May 2001 to Aug 2001
    Mortgage costs in black  10.5.2001
    and white
    Northern Rock plc
A55 Be straight with me -    MAR 244/11592    From 2 Aug 2001 to sep 2001
    Mortgage costs in black  2.8.2001
    and white
    Northern Rock plc
A56 Give me the facts        MAR 235/11679    From 3 Sep 2001
    Northern Rock plc        3.9.2001
A57 Be straight with me -    MAR 244/11592    From 3 Sep 2001 to Sep 2001
    Mortgage costs in black  3.9.2001
    and white
    Northern Rock plc
A58 Be straight with me -    MAR 244/11807    From 19 Sep 2001 to Oct 2001
    Mortgage costs in black  19.9.2001
    and white
    Northern Rock plc
A59 Be straight with me -    MAR 244/11855    From 4 Oct 2001 to Nov 2001
    Mortgage costs in black  4.10.2001
    and white
    Northern Rock plc

                                       3

SABW DOCUMENT                 REFERENCE              USAGE PERIOD AND NOTES
A60 Be straight with me -     MAR 244/11973          From 8 Nov 2001
    Mortgage costs in black   8.11.2001
    and white
    Northern Rock plc
A61 Safe & Sure - Keeping     MAR 9/12119            From 12 Dec 2001
    the Benefits Once Your    12.12.2001
    Mortgage Ends
    Northern Rock plc
A62 Give me the facts         MAR 235/12189          From 9 Jan 2002
    Northern Rock plc         9.1.2002
A63 All you need to know      MAR 235/12275          From 21 Jan 2002
    about mortgages           21.1.2002
    Northern Rock plc
A64 Be straight with me -     MAR 244/12486          From 1 Apr 2002
    Mortgage costs in black   1.4.2002
    and white
    Northern Rock plc
A65 All you need to know      MAR 235/12537          From 9 May 2002
    about mortgages           9.5.2002
    Northern Rock plc
A66 Be straight with me -     MAR 244/12539          From 9 May 2002
    Mortgage costs in black   9.5.2002
    and white
    Northern Rock plc
A67 Be straight with me -     MAR 244/12859          From 26 Jul 2002
    Mortgage costs in black   26.7.2002
    and white
    Northern Rock plc
A68 All you need to know      MAR 235/13039          From 10 Oct 2002
    about mortgages           10.10.2002
    Northern Rock plc
A69 I want a shorter          MAR 617/13070          From 10 Oct 2002
    mortgage, and I want      10.10.2002
    guarantees - Mortgages
    Guaranteed Repayment
    Northern Rock plc
A70 Be straight with me -     MAR 244/12123          From 10 Oct 2002
    Mortgage costs in black   10.10.2002
    and white
    Northern Rock plc
B   MORTGAGE SUMMARY                                 (i.e. given to Borrowers dealing
    INFORMATION - BORROWERS                          directly with Northern Rock)

B1  Update 18th September     MAR 236 18.9.2000      From 18 Sept 2000
    2000
B2  Update 2nd October 2000   MAR 236 2.10.2000      From 02 Oct 2000
B3  Update 22nd November 2000 MAR 236 22.11.2000     From 22 Nov 2000
B4  Update 10th January 2001  MAR 236 10.1.2001      From 10 Jan 2001
B5  Update 1st February 2001  MAR 236 1.2.2001       From 01 Feb 2001
B6  Update 12th February 2001 MAR 236 12.2.2001      From 12 Feb 2001
B7  Update 22nd February 2001 MAR 236 22.2.2001      From 22 Feb 2001
B8  Update 6th April 2001     MAR 236 6.4.2001       From 06 Apr 2001
B9  Update 10th May 2001      MAR 236 10.5.2001      From 10 May 2001

                                       4

SABW DOCUMENT                 REFERENCE              USAGE PERIOD AND NOTES
B10 Update 22nd June 2001     MAR 236 22.6.2001      From 22 June 2001
B11 Update 2nd August 2001    MAR 236 2.8.2001       From 02 Aug 2001
B12 Update 3rd September 2001 MAR 236 3.9.2001       From 03 Sept 2001
B13 Update 19th September     MAR 236 19.9.2001      From 19 Sept 2001
    2001
B14 Update 4th October 2001   MAR 236 4.10.2001      From 04 Oct 2001
B15 Update 5th December 2001  MAR 236 5.12.2001      From 05 Dec 2001
B16 Update 7th January 2002   MAR 236 7.1.2002       From 07 Jan 2002
B17 Update 15th January 2002  MAR 236 15.1.2002      From 15 Jan 2002
B18 Update 25th January 2002  MAR 236 25.1.2002      From 25 Jan 2002
B19 Update 9th February 2002  MAR 236 09.2.2002      From 9 Feb 2002
B20 Update 20th March 2002    MAR 236 20.3.2002      From 20 Mar 2002
B21 Update 10th May 2002      MAR 236 10.5.2002      From 10 May 2002
B22 Update 26th July 2002     MAR 236 26.7.2002      From 26 Jul 2002
B23 Update 7th August 2002    MAR 236 07.8.2002      From 7 Aug 2002
B24 Update 30th August 2002   MAR 236 30.8.2002      From 30 Aug 2002
B25 Update 21st October 2002  MAR 236 21.10.2002     From 21 Oct 2002
B26 Update 8th November 2002  MAR 236 08.11.2002     From 8 Nov 2002

C   MORTGAGE SUMMARY                                 (i.e. given to Borrowers dealing
                                                     directly with Northern Rock)
    INFORMATION - BROKERS
C1  Mortgage Update                                  Regular editions from 17 Nov 1994
                                                     onwards
C2  Mortgage Update 9th       Dev 291                From 09 Dec 1994
    December 1994
C3  Mortgage Update 19th      Dev 291                From 19 Dec 1994
    December 1994
C4  Mortgage Update 11th      Dev 291                From 11 Jan 1995
    January 1995
C5  Mortgage Update 1st       Dev 291                From 01 Feb 1995
    February 1995
C6  Mortgage Update 24th      Dev 291                From 24 Mar 1995
    March 1995
C7  Mortgage Update 18th      Dev 291                From 18 April 1995
    April 1995
C8  Mortgage Update 17th May  Dev 291                From 17 May 1995
    1995
C9  Mortgage Update 5th June  Dev 291                From 05 Jun 1995
    1995
C10 Mortgage Update 19th June Dev 291                From 19 Jun 1995
    1995

                                       5

SABW DOCUMENT                 REFERENCE        USAGE PERIOD AND NOTES
C11 Mortgage Update 17th July Dev 291          From 17 Jul 1995
    1995
C12 Mortgage Update 1st       Dev 291          From 01 Sep 1995
    September 1995
C13 Mortgage Update 4th       Dev 291          From 04 Sep 1995
    September 1995
C14 Mortgage Update 16th      Dev 291          From 16 Oct 1995
    October 1995
C15 Mortgage Update 30th      Dev 291          From 30 Nov 1995
    November 1995
C16 Mortgage Update 13th      Dev 291          From 13 Dec 1995
    December 1995
C17 Mortgage Update 3rd       Dev 291          From 03 Jan 1996
    January 1996
C18 Mortgage Update 18th      Dev 291          From 18 Jan 1996
    January 1996
C19 Mortgage Update 25th      Dev 291          From 25 Jan 1996
    January 1996
C20 Mortgage Update 12th      Dev 291          From 12 Mar 1996
    March 1996
C21 Mortgage Update 22nd      Dev 291          From 22 Apr 1996
    April 1996
C22 Mortgage Update 10th June Dev 291          From 10 Jun 1996
    1996
C23 Mortgage Update 2nd       Dev 291          From 02 Sep 1996
    September 1996
C24 Mortgage Update 21st      Dev 291          From 21 Oct 1996
    October 1996
C25 Mortgage Update 11th      Dev 291          From 11 Nov 1996
    November 1996
C26 Mortgage Update 3rd       Dev 291          From 03 Jan 1997
    January 1997
C27 Mortgage Update 11th      Dev 291          From 11 Feb 1997
    February 1997
C28 Guide to Mortgages        Dev 434          From 04 Apr 1997
C29 Mortgage Update           Dev 435          From 04 Apr 1997
C30 Mortgage Update 28.5.97   Dev 435          From 28 May 1997
C31 Mortgage Update 9.6.97    Dev 435          From 09 Jun 1997
C32 Mortgage Update 25.6.97   Dev 435          From 25 Jun 1997
C33 Mortgage Update 11.8.97   Dev 435          From 11 Aug 1997
C34 Mortgage Update 3.9.97    Dev 435          From 03 Sep 1997
C35 Mortgage Update 17.9.97   Dev 435          From 17 Sep 1997
C36 Mortgage Update - Issue   MAR 35           From 03 Nov 1997
    No 1
C37 Mortgage Update - Issue   MAR 35           From 12 Nov 1997
    No 2
C38 Mortgage Update - Issue   MAR 35           From 16 Dec 1997
    No 3
C39 Mortgage Update - Issue   MAR 35           From 29 Jan 1998
    No 5
C40 Mortgage Update - Issue   MAR 35           From 12 Feb 1998
    No 6
C41 Mortgage Update - Issue   MAR 35           From 01 Apr 1998
    No 7
C42 Mortgage Update - Issue   MAR 35           From 06 May 1998
    No 8
C43 Mortgage Update - Issue   MAR 35           From 17 Jun 1998
    No 9
C44 Mortgage Update - Issue   MAR 35           From 01 Jul 1998
    No 9
C45 Mortgage Update - Issue   MAR 35           From 08 Aug 1998
    No 10
C46 Mortgage Update - Issue   MAR 35           From 19 Sep 1998
    No 11
C47 Mortgage Update - Issue   MAR 35           From 08 Oct 1998
    No 12
C48 Mortgage Update - Issue   MAR 35           From 05 Nov 1998
    No 13
C49 Mortgage Update - Issue   MAR 35           From 07 Dec 1998
    No 14
C50 Mortgage Update - Issue   MAR 35           From 22 Jan 1999
    No 15
C51 Mortgage Update - Issue   MAR 35           From 04 Feb 1999
    No 16
C52 Mortgage Update - Issue   MAR 35           From 06 Mar 1999
    No 17

                                       6

SABW DOCUMENT                 REFERENCE        USAGE PERIOD AND NOTES
C53 Mortgage Update - Issue   MAR 35           From 13 Apr 1999
    No 18
C54 Mortgage Update - Issue   MAR 35           From 16 Jun 1999
    No 19
C55 Mortgage Update - Issue   MAR 35           From 28 Jul 1999
    No 20
C56 Mortgage Update - Issue   MAR 35           From 26 Aug 1999
    No 21
C57 Together Flexible - Total
    Flexibility in One Loan
C58 Mortgage Update - Issue   MAR 35           From 09 Sep 1999
    No 22
C59 Mortgage Update - Issue   MAR 35           From 29 Sep 1999
    No 23
C60 Mortgage Update - Issue   MAR 35           From 09 Nov 1999
    No 24
C61 Mortgage Update - Issue   MAR 35           From 01 Dec 1999
    No 25
C62 Mortgage Update - Issue   MAR 35           From 04 Jan 2000
    No 26
C63 Mortgage Update - Issue   MAR 35           From 17 Jan 2000
    No 27
C64 Mortgage Update - Issue   MAR 35           From 10 Mar 2000
    No 28
C65 Mortgage Update - Issue   MAR 35           From 27 Apr 2000
    No 29
C66 Mortgage Update - Issue   MAR 35           From 07 Jun 2000
    No 30
C67 Mortgage Update - Issue   MAR 35           From 28 Jun 2000
    No 31
C68 Mortgage Update - Issue   MAR 35           From 04 Aug 2000
    No 32
C69 Mortgage Update - Issue                    From 18 Sep 2000
    No 33
C70 Mortgage Update - Issue                    From 02 Oct 2000
    No 34
C71 Mortgage Update - Issue   MAR035           From 08 Nov 2001
    No 47
C72 Mortgage Update - Issue   MAR035           From 05 Dec 2001
    No 48
C73 Mortgage Update - Issue   MAR035           From 07 Jan 2002
    No 49
C74 Mortgage Update - Issue   MAR035           From 16 Jan 2002
    No 49
C75 Mortgage Update - Insert  MAR035           From 16 Jan 2002
    to be used in conjunction
    with Issue No 49
C76 Mortgage Update - Insert  MAR035           From 16 Jan 2002
    to be used in conjunction
    with Issue No 49
C77 Mortgage Update - Issue   MAR035           From 23 Mar 2002
    No 50
C78 Mortgage Update - Issue   MAR035           From 10 May 2002
    No 51
C79 Mortgage Update - dated
    10 May 2002
C80 Mortgage Update - Issue   MAR035           From 26 Jul 2002
    No 52
C81 Mortgage Update - Issue   MAR035           From 7 Aug 2002
    No 53
C82 Mortgage Update - Issue   MAR035           From 30 Aug 2002
    No 54
C83 Mortgage Update - Issue   MAR035           From 4 Sep 2002
    No 55
C84 Mortgage Update - Issue   MAR035           From 8 Oct 2002
    No 56
C85 Mortgage Update - Issue   MAR035           From 21 Oct 2002
    No 57
C86 Mortgage Update - Issue   MAR035           From 8 Nov 2002
    No 58
D   MORTGAGE ADVICE -                         (i.e. given to Borrowers dealing
    BORROWERS                                 directly with Northern Rock)

D1  Mortgage Product Advice   Valid September  From Sep 2000
    and Recommendation        2000
E   OFFERS OF ADVANCE
E1  Offer of Advance          ADV6F/0396       From Mar 1996
    (with General Conditions
    on reverse)
    Northern Rock plc

                                       7

SABW DOCUMENT                 REFERENCE        USAGE PERIOD AND NOTES
E2  Offer of Advance         ADV6B/0300       From Mar 2000
    (with General Conditions                  In triplicate - white, blue and
    on reverse)                               green copies.
    Northern Rock plc
E3  Revised Offer of Loan                     From July 2001 - used in
    [Northern Rock copy]                      conjunction with General
    Northern Rock plc                         Conditions introduced on same
                                              date - Most of the content of the
                                              document is variable and is
                                              specific to individual customers/
                                              mortgage products
F   GENERAL CONDITIONS (USED
    ON REVERSE OF OFFER OF
    ADVANCE)
F1  General Conditions       [ADV6/1094]      From Oct 1994 to Jun 1995
    Northern Rock Building
    Society
F2  General Conditions       ADV6/0695        From Jun 1995 to Jul 1995
    Northern Rock Building
    Society
F3  General Conditions       ADV6/0795        From Jul 1995 to Jan 1996
    Northern Rock Building
    Society
F4  General Conditions       ADV6/0196        From Jan 1996 to Dec 1996
    Northern Rock Building
    Society
F5  General Conditions       ADV6/1296        From Dec 1996 to ?
    Northern Rock Building
    Society
F6  General Conditions       ADV6B/1296       From Dec 1996 to Oct 1997
    Northern Rock Building                    [Offer of Advance ADV6F/0396 on
    Society                                   the reverse]
F7  General Conditions       ADV6B/1097       From Oct 1997 to Dec 1997
    Northern Rock plc
F8  General Conditions       ADV6B/1297       From Dec 1997 to Jan 1998
    Northern Rock plc
F9  General Conditions       ADV6B/0198       From Jan 1998 to Jun 1998
    Northern Rock plc
F10 General Conditions       ADV6B/0698       From Jun1998 to Jan 1999
    Northern Rock plc
F11 General Conditions       ADV6B/0199       From Jan 1999 to Sep 1999
    Northern Rock plc
F12 General Conditions       ADV6B/0999       From Sep 1999 to Mar 2000
    Northern Rock plc
F13 General Conditions       ADV6B/0300       From Mar 2000
    Northern Rock plc
F14 Terms and Conditions -   OBA1/0900 on     From Sep 2000
    Applicant Copy           cover
    Northern Rock plc        OBA2/0900 on
                             reverse
F15 Terms and Conditions -   OBS1/0900 on     From Sep 2000
    Solicitor Copy           cover
    Northern Rock plc        OBS2/0900 on
                             reverse
F16 Terms and Conditions -   OBA1/0101 on     From Jan 2001
    Applicant Copy           cover
    Northern Rock plc        OBA2/0101 on
                             reverse

                                       8

SABW DOCUMENT                 REFERENCE        USAGE PERIOD AND NOTES
F17 Terms and Conditions -    OBA1/0101 on      From Jan 2001
    Solicitor Copy            cover
    Northern Rock plc         OBA2/0101 on
                              reverse
F18 General Conditions        ADV282/July 2001  From July 2001
    Northern Rock plc
F19 Product Transfer -        SB/T&C/FLEX/05/02 From May 2002
    General Conditions
    (Flexible)
    Northern Rock plc
G   MORTGAGE
    CONDITIONS/BUILDING
    SOCIETY RULES
G1  Rules of Northern Rock    GEN 128/1.94      From 28 Apr 1992
    Building Society
G2  Mortgage Conditions 1995  ADV72 06/95       From Jun 1995
    Northern Rock Building
    Society
G3  Mortgage Conditions 1997  ADV 72 08/97      From Aug 1997
    Northern Rock plc
G4  Mortgage Conditions 2001  ADV 276 07/2001   From Oct 2001
    Northern Rock plc
H   OCCUPIERS UNDERTAKINGS
H1  Agreement and Undertaking scjh0404/stand    ?
    Northern Rock Building
    Society
H2  Agreement and Undertaking (LIF)LIFE30       From Aug 1997
    Northern Rock
H3  Agreement and Undertaking st/peps           From Oct 1997
    Northern Rock plc
H4  Agreement and Undertaking JAGO3/0500        From May 2000
    Northern Rock plc
H5  Agreement and Undertaking UNDERTAK June     From June 2000
    Northern Rock plc         2000
I   MISCELLANEOUS MORTGAGE
    DOCUMENTATION
I1  Mortgage of Life Policy   SEC 16 /02.94     From Feb 1994
    Northern Rock Building
    Society
I2  Mortgage of Life Policy   SEC 16 /06.95     From Jun 1995
    Northern Rock Building
    Society
I3  Valuations and Surveys -  DEV 125           From 19 Jun 1995
    hard to beat              19.6.1995
    Northern Rock Building
    Society
I4  Valuations and Surveys -  DEV 125           From 14 Aug 1995
    hard to beat              14.8.1995
    Northern Rock Building
    Society
I5  Guarantors Confirmation   ADV 266.7/97      From Jul 1997
    (Existing Borrowers)
    Northern Rock Building
    Society
I6  Mortgage of Life Policy   SEC 16T /10.97    From Oct 1997
    Northern Rock Building
    Society/Northern Rock plc
I7  Mortgage of Life Policy   SEC 16 /10.97     From Oct 1997
    Northern Rock plc
I8  Guarantors Confirmation   ADV 266.10/97     From Oct 1997
    (Existing Borrowers)
    Northern Rock Building
    Society
I9  Guarantors Confirmation   ADV 265.10/97     From Oct 1997
    Northern Rock plc

                                       9

SABW DOCUMENT                 REFERENCE        USAGE PERIOD AND NOTES
I10 Application fopr Transfer MA 31/10.97       From Oct 1997
    of Ownership of a
    Mortgaged Property
    Northern Rock plc
I11 Notice of Assignment of   ADV 29 /11.99     From Nov 1999
    Life Policy
I12 Individual Savers Account JAGO2/0500        From May 2000
    (ISA) Policy Arrangements
    form
I13 Application foor Transfer MA 31/Feb.01      From Feb 2001
    of Ownership of a
    Mortgaged Property
    Northern Rock plc
I14 Deed of Guarantee         SOL013/July       From Jul 2001
    Northern Rock plc         2001
I15 Guarantors Confirmation   NRDGC 05/02       From May 2002 - This document
    Northern Rock plc                           is only used by Northern Rock
                                                Direct
J   MORTGAGE ORIGINATION AND
    COMPLETION -
    SOLICITORS/OTHER THIRD
    PARTY DOCUMENTATION
J1  Valuations and Surveys -  DEV 125           From 1 Oct 1992
    Helping you ensure your   01.10.1992
    home is a solid
    investment
    Northern Rock Building
    Society
J2  Report on Title and Funds MA55 01/94        From Jan 1994
    Request (including
    Instructions to
    Solicitors/Licensed
    Conveyancers)
    Northern Rock Building
    Society
J3  Report on Title and Funds MA55 /04.96       From Apr 1996
    Request (including
    Instructions to
    Solicitors/Licensed
    Conveyancers)
    Northern Rock Building
    Society
J4  Changes of Ownership in   ADV 54 /05.96     From May 1996
    Mortgaged Property - Note
    to Solicitors
    Northern Rock Building
    Society
J5  Report on Title and Funds MA55 /01.97       From Jan 1997
    Request (including
    Instructions to
    Solicitors/Licensed
    Conveyancers)
    Northern Rock Building
    Society
J6  Changes of Ownership in   ADV 54 02.97      From Feb 1997
    Mortgaged Property - Note
    to Solicitors
    Northern Rock Building
    Society
J7  Changes of Ownership in   ADV 54 07.97      From Jul 1997
    Mortgaged Property - Note
    to Solicitors
    Northern Rock Building
    Society
J8  Report on Title and Funds MA55 /10.97       From Oct 1997
    Request (including
    Instructions to
    Solicitors/Licensed
    Conveyancers)
    Northern Rock plc
J9  Changes of Ownership in   ADV 54 10.97      From Oct 1997
    Mortgaged Property - Note
    to Solicitors
    Northern Rock Building
    Society
J10 Valuations and Surveys -  MAR 6             From 1 Oct 1997
    hard to beat              1.10.1997
    Northern Rock plc
J11 Report and Valuation for  ADV 155 10.97     From Oct 1997
    Mortgages Purposes on
    behalf of Northern Rock
    plc

                                       10

SABW DOCUMENT                 REFERENCE        USAGE PERIOD AND NOTES
J12 Report and Valuation for  ADV 179 10.97     From Oct 1997
    Mortgages Purposes on
    behalf of Northern Rock
    plc - Sheet 2
J13 Report and Valuation for  ADV 267 10.97     From Oct 1997
    Mortgages Purposes on
    behalf of Northern Rock
    plc - Sheet 2 in respect
    of loans exceeding
    {pound-sterling}150,000
J14 Report and Valuation for  ADV 7a 10.97      From Oct 1997
    Mortgages Purposes on
    behalf of Northern Rock
    plc
J15 Reinspection Report       ADV 76 10.97      From Oct 1997
    Northern Rock plc
J16 Additional Advance        ADV 127B 10.97    From Oct 1997
    Valuation Report
    Northern Rock plc
J17 Report and Valuation for  ADV 155 12.98     From Dec 1998
    Mortgages Purposes on
    behalf of Northern Rock
    plc
J18 Part 2 Instructions (in                     Offers of Advance issued from
    relation to the CML                         01 Jun 2000[?]
    Lenders' Handbook for
    England & Wales)
J19 Certificate of Title      JAGO4/0700        From Jul 2000
    Northern Rock plc
J20 Certificate of Title      COT/0700          From Jul 2000
    Northern Rock plc
J21 Part 2 Instructions (in                     Offers of Advance issued from
    relation to the CML                         late Summer 2000[?]
    Lenders' Handbook for
    England & Wales)
J22 Deeds Dematerialisation                     [From Apr 2000?]
    [Notice to solicitors]
    Northern Rock plc
J23 Valuations and Surveys -  MAR 6/10550       From Oct 2000
    Property                  Oct 2000
    Northern Rock plc
J24 Changes of Ownership in   ADV 54 11/00      From Nov 2000
    Mortgaged Property - Note
    to Solicitors
    Northern Rock Building
    Society
J25 Certificate of Title      COT/0502          From May 2002
    (including Drawdown Loan
    Certificate)
    Northern Rock plc
J26 Valuations and Surveys -  MAR 6/12661       From May 2002
    Property                  May 2002
    Northern Rock plc
J27 Report and Valuation for  AL/SAS/267/       From Sep 2002
    Mortgages Purposes on     (500+) 09.02
    behalf of Northern Rock
    plc - Sheet 2 in respect
    of loans exceeding
    {pound-sterling}1,000,000
K   COMPLETION DOCUMENTATION
K1  Schedule of Documents of  SEC 28/11.94      From Nov 1994
    Title
    Northern Rock Building
    Society
K2  Schedule of Documents of  SEC 28/01.96      From Jan 1996
    Title
    Northern Rock Building
    Society
K3  Schedule of Documents of  SEC28 /10.97      From Oct 1997
    Title
    Northern Rock plc
K4  Schedule of Documents of  JAGO1/0500        From May 2000
    Title                     JAGO1B/0500
    Northern Rock plc
K5  Deeds Schedule            SODT/0201         From Feb 2001
    Northern Rock plc

                                       11

SABW DOCUMENT                 REFERENCE        USAGE PERIOD AND NOTES
K6  Completion Advice         A146F -          Completions advices are in a
    Northern Rock plc         representative   flexible format - content is
                              sample           variable depending upon
                                               circumstances of loan and product
                                               applied for. Permutations are
                                               vast and it is impractcal to
                                               maintain an archive of each
                                               scenario.
K7  Additional Advance Cheque ADV 133 01/94    From Jan 1994
    Request
    Northern Rock Building
    Society
K8  Re-Advance/Further        SEC 37 /10.97    From Oct 1997
    Advance Receipt
    Northern Rock plc
K9  Additional Advance Funds  ADV 271 /10.97   From Oct 1997
    Request
    Northern Rock plc
K10 Additional Advance Funds  ADV 271 1/98     From Jan 1998
    Request
    Northern Rock plc


               PART 2 DOCUMENTS USED ONLY IN THE ORIGINATION OF
    STANDARD FIXED RATE, STANDARD VARIABLE RATE, CASHBACK, CAPPED, TRACKER,
            CAT STANDARD, DISCOUNT AND DISCOUNT FOR LIFE MORTGAGES

SABW DOCUMENT                                               REFERENCE             USAGE PERIOD
                                                                                  AND NOTES
L   MORTGAGE APPLICATION FORMS - GENERAL
L1  Mortgage Application Form                             ADV 4. 05/95            From May
    Northern Rock Building Society                                                1995 to Mar
                                                                                  1996
L2  Mortgage Application Form                             ADV 4. 03/96            From Mar
    Northern Rock Building Society                                                1996 to Jul
                                                                                  1997
L3  Mortgage Application Form                             ADV 4. 07/97            From Jul
    Northern Rock Building Society                                                1997 to Oct
                                                                                  1997
L4  Mortgage Application Form                             ADV 4. 10/97            From Oct
    Northern Rock plc                                                             1997 to Dec
                                                                                  1997
L5  Mortgage Application Form                             ADV 4. 12/97            From Dec
    Northern Rock plc                                                             1997 to Mar
                                                                                  1998
L6  Mortgage Application Form                             ADV 4 DRTV 3/98         From Mar
    Northern Rock plc                                                             1998 to Apr
                                                                                  1998
L7  Mortgage Application Form                             ADV 4. 4/98             From Apr
    Northern Rock plc                                                             1998 to Jan
                                                                                  1999
L8  Mortgage Application Form                             ADV 4. 1/99             From Jan
    Northern Rock plc                                                             1999 to Feb
                                                                                  2000
L9  Mortgage Application Form                             ADV 4. 2/00             From Feb
    Northern Rock plc                                                             2000 to Jun
                                                                                  2000
L10 Mortgage Application Form                             ADV 4. 6/00             From Jun
    Northern Rock plc                                                             2000 to Dec
                                                                                  2000
L11 Mortgage Application Form                             ADV4. 12/00             From Dec
    Northern Rock plc                                                             2000 to Jan
                                                                                  2001
L12 Mortgage Application Form                             ADV4. 01/01             From Jan
    Northern Rock plc                                                             2001 to May
                                                                                  2001
L13 Mortgage Application Form                             ADV4. 05/01             From May
    Northern Rock plc                                                             2001 to
                                                                                  Sept 2001

                                       12

SABW DOCUMENT                                                REFERENCE            USAGE PERIOD
                                                                                  AND NOTES
L14 Mortgage Application Form                             ADV4. 09/01             From Sept
    Northern Rock plc                                                             2001 to Oct
                                                                                  2001
L15 Mortgage Application Form                             ADV4. 10/01             From Oct
    Northern Rock plc                                                             2001 to Aug 2002
    NB From this point onwards the Mortgage Application
    Forms appear to also be used for the Together/Together
    Connections products.
L16 Mortgage Application Form                             ADV4. 08.02             From Aug 2002
    Northern Rock plc                                                             to Oct 2002
L17 Mortgage Application Form                             ADV4. 10.02             From Oct 2002 to
    Northern Rock plc
L18 Your Personal Quotation and Transfer Declaration for
    a Flexible Fixed Rate Northern Rock plc               19 Sep 2002             (Sample re Mr and Mrs Kapke)
L19 Your Personal Quotation and Transfer Declaration for
    a Together Mortgage Northern Rock plc                 19 Sep 2002             (Sample re Mr Mcparland and Miss Davis)
M   MORTGAGE APPLICATION FORMS - NORTHERN ROCK DIRECT
M1  Your Direct Mortgage Application Form                 Dev 439 4/97            From Apr 1997 to Oct 1997
    Northern Rock Direct/Northern Rock Building Society
M2  Your Direct Mortgage Application Form                 MAR 17b 1.10.97         From Oct 1997 to Dec 1997
    Northern Rock Direct/Northern Rock plc
M3  Your Direct Mortgage Application Form                 MAR 17b 15.12.97        From Dec 1997 to May 1998
    Northern Rock Direct/Northern Rock plc
M4  Your Direct Mortgage Application Form                 MAR 124 31 May 1998     From May 1998 to ?
    Northern Rock Direct/Northern Rock plc
N   APPLICATION FORMS - SPECIALIST
N1  Secured Personal Loan Application Form                ADV 31. 1/99            From Jan 1999
    Northern Rock plc
N2  Secured Personal Loan Application Form                ADV031 (8.5.2000)       From May 2000
    Northern Rock plc
N3  Secured Personal Loan Application Form                ADV031 (22.10.2001)     From Oct 2001
    Northern Rock plc
N4  Secured Personal Loan Application Form                ADV031 (01.8.2002)      From Aug 2002
    Northern Rock plc
O   SPECIAL CONDITIONS FOR FIXED RATE MORTGAGES
    (USED WITH OFFER OF ADVANCE)
O1  5 year Fixed Rate Mortgage                            AY                      From 15 Jul 1997
O2  5 year Fixed Rate Mortgage                            BA                      From 26 Jun 1997
O3  5 year Fixed Rate Mortgage                            BH                      From 03 Sep 1997
O4  5 year Fixed Rate Mortgage                            BQ                      From 17 Sep 1997
O5  5 year Fixed Rate Mortgage                            BS                      From 01 Jan 1997
                                                                                  [Query date - should be Nov?]
O6  5 year Fixed Rate Mortgage                            BT                      From 01 Nov 1997
                                                                                  [Other dates?]
O7  5 year Fixed Rate Mortgage                            CF                      From 22 Jan 1998

                                       13

SABW DOCUMENT                                                REFERENCE            USAGE PERIOD
                                                                                  AND NOTES
O8  5 year Fixed Rate Mortgage                                 CJ                 From 01 Apr 1998
O9  5 year Fixed Rate Mortgage                                 CK                 From 01 Apr 1998
O10 5 year Fixed Rate Mortgage                                 CM                 From 06 May 1998
O11 5 year Fixed Rate Mortgage                                 CP                 From 17 Jun 1998
O12 5 year Fixed Rate Mortgage                                 CU                 From 01 Jul 1998
O13 5 year Fixed Rate Mortgage                                 CZ                 From 08 Aug 1998
O14 5 year Fixed Rate Mortgage                                 EA                 From 08 Aug 1998
O15 5 year Fixed Rate Mortgage                                 EU                 From 22 Jan 1999
O16 5 year Fixed Rate Mortgage                                 FD
O17 5 year Fixed Rate Mortgage                                 FL                 From 13 Mar 1999
O18 5 year Fixed Rate Mortgage                                 FM                 From 13 Apr 1999
O19 5 year Fixed Rate Mortgage                                 FN                 From 13 Apr 1999
O20 5 year Fixed Rate Mortgage                                 FP                 From 23 Apr 1999
O21 5 year Fixed Rate Mortgage                                 KZ                 From 29 Nov 1999
O22 2 year Fixed Rate Mortgage                                                    From 9 Jan 2003
O23 10 year Fixed Rate Mortgage                                                   from 9 Jan 2003
O24 15 year Fixed Rate Mortgage                                                   from 9 Jan 2003
O25 Guaranteed Repayment Mortgage 10 year Fixed Rate
    Mortgage                                                                      from 9 Jan 2003
O26 Guaranteed Repayment Mortgage 15 year Fixed Rate
    Mortgage                                                                      from 9 Jan 2003
O27 Help with Costs Special Condition Wording - for
    Guaranteed Repayment Mortgage 10 year Fixed Rate
    Mortgage (2 versions)
O28 Help with Costs Special Condition Wording - for
    Guaranteed Repayment Mortgage 15 year Fixed Rate
    Mortgage (2 versions)
O29 Help with Costs Special Condition Wording - for
    10 year Fixed Rate (2 versions)
O30 Help with Costs Special Condition Wording - for
    15 year Fixed Rate (2 versions)
P   SPECIAL CONDITIONS FOR VARIABLE RATE MORTGAGES
    (USED WITH OFFER OF ADVANCE)
P1  Variable Rate Mortgage - Cashback                          6B                 From 30 Nov 1995
P2  Variable Rate Mortgage - Cashback without insurance        9B                 From 03 Jan 1996
P3  Variable Rate Mortgage - Cashback without insurance        C5                 From 11 Aug 1997
                                                                                  [Query date - should be 1996?]
P4  Variable Rate Mortgage - Cashback without insurance        C7                 From 02 Sep 1996
P5  Variable Rate Mortgage - Cashback without insurance        C9                 From 02 Sep 1996
P6  3 year Discounted Variable Rate Mortgage                   J9 and J0          From 25 Jun 1998
                                                                                  [Other dates ?]
P7  Variable Rate Mortgage - 5% Cashback                       P5                 From 25 Jun 1997
                                                                                  [Other dates ?]


                                       14

SABW DOCUMENT                                                REFERENCE            USAGE PERIOD
                                                                                  AND NOTES


P8  Variable Rate Mortgage - 6% Cashback                  P6                      From 03 Sep 1997
                                                                                  [Other date ?]
P9  Variable Rate Mortgage - Cashback                     7P and 8P               From 22 Jan 1998
P10 3 year Discounted Variable Rate Mortgage              M1 to [M6 ?]            From 22 Jan 1998
P11 Variable Rate Mortgage - Cashback                     S1 and S2               From 22 Jan 1998
P12 3 year Discounted Variable Rate Mortgage              M7 and M8               From 01 Apr 1998
P13 Variable Rate Mortgage - Cashback                     S4 and S5               From 06 May 1998
P14 Variable Rate Mortgage - Cashback                     7S                      From 10 Jun 1996
P15 Variable Rate Mortgage - Cashback                     3T                      From 07 Dec 1998
                                                                                  [Other date?]
P16 Variable Rate Mortgage - Cashback                     6T and 7T               From 22 Jan 1999
                                                                                  [Other date?]
P17 Variable Rate Mortgage - 8%/7% Cashback               GB and GC               From 06 Mar 1999
P18 Variable Rate Mortgage - 8% Cashback                  GF                      From 13 Apr 1999
P19 Variable Rate Mortgage - 7% Cashback                  GG                      From 13 Apr 1999
P20 Variable Rate Mortgage - 7% Cashback                  GH                      From 13 Apr 1999
P21 Variable Rate Mortgage - 6% Cashback                  GI                      From 13 Apr 1999
P22 Variable Rate Mortgage - 8% Cashback                  GT                      From 16 Jun 1999
P23 Variable Rate Mortgage - 7% Cashback                  GU
P24 Variable Rate Mortgage - 7% Cashback                  JG                      From 28 Jul 1999
P25 Variable Rate Mortgage - 6% Cashback                  JN                      From 29 Aug 1999
P26 Variable Rate Mortgage - 7% Cashback                  JQ                      From 29 Sep 1999
                                                                                  [Other dates?]
P27 Variable Rate Mortgage - 6% Cashback                  JR                      From 29 Sep 1999
                                                                                  [Other dates?]
P28 Variable Rate Mortgage - 5% Cashback                  JS                      From 29 Sep 1999
                                                                                  [Other dates?]
P29 Variable Rate Mortgage - 7% Cashback                  JU                      From 04 Jan 2000
P30 Variable Rate Mortgage 6% Cashback                                            From 9 Jan 2003
P31
Q   SPECIAL CONDITIONS FOR TRACKER, CAT STANDARD,
    CAPPED AND DISCOUNT FOR LIFE MORTGAGES
    (USED WITH OFFER OF ADVANCE)
Q1  Discount for Life Variable Rate Mortgage              X9 and X0
Q2  Discount for Life Variable Rate Mortgage              1X and 2X
Q3  Discount for Life Variable Rate Mortgage              3X and 4X
Q4  Discount for Life Variable Rate Mortgage              5X and 6X
Q5  Discount for Life Variable Rate Mortgage              7X and 8X
Q6  Capped Variable Rate Mortgage                         CB
Q7  Discount for Life Variable Rate Mortgage              L1 and L2
Q8  Discount for Life Variable Rate Mortgage              L3 and L4
Q9  Discount for Life Variable Rate Mortgage              L5 and L6
Q10 Discount for Life Variable Rate Mortgage              L7 and L8
Q11 Discount for Life Variable Rate Mortgage              1L and 2L

                                       15

SABW DOCUMENT                                                REFERENCE            USAGE PERIOD
                                                                                  AND NOTES
Q12 Discount for Life Variable Rate Mortgage              3L and 4L
Q13 Discount for Life Variable Rate Mortgage              5L and 6L
Q14 4 year Capped Variable Rate Mortgage                  EG
Q15 4 year Capped Variable Rate Mortgage                  EF
Q16 4 year Capped Variable Rate Mortgage                  ER
Q17 Discount for Life Variable Rate Mortgage              8L
Q18 4 year Capped Variable Rate Mortgage                  EQ
Q19 4 year Capped Variable Rate Mortgage                  EQ
Q20 Equity Release Capped Variable Rate Mortgage          YB
Q21 5 year Capped Variable Rate Mortgage                  EY
Q22 Discount for Life Variable Rate Mortgage              9L and 0L
Q23 Discount for Life Variable Rate Mortgage              DX
Q24 Discount for Life Variable Rate Mortgage              DY
Q25 Discount for Life Variable Rate Mortgage              DX and DY
Q26 Discount for Life Variable Rate Mortgage              HG
Q27 Discount for Life Variable Rate Mortgage              HH
Q28 Discount for Life Variable Rate Mortgage              HQ
Q29 Discount for Life Variable Rate Mortgage              HV
Q30 Tracker Variable Rate Mortgage                        YT
Q31 Tracker Variable Rate Mortgage                        YU
Q32 Tracker Variable Rate Mortgage                        YW
Q33 Tracker Variable Rate Mortgage                        YX
Q34 Discount for Life Variable Rate Mortgage              JP
Q35 2 year Capped Variable Rate Mortgage                  MV
Q36 2 year Capped Variable Rate Mortgage                  MW
Q37 Discount for Life Variable Rate More                  HR
Q38 2 year Capped Variable Rate Mortgage                  EM
Q39 CAT Standard Variable Mortgage                        [SJB/08/11/00]          [Query the reference]
Q40 2 year Tracker Variable Rate Mortgage                 ER                      ?
Q41 CAT Standard Variable Mortgage                                                from 9 Jan 2003
Q42 2 year Flexible Fixed (extending Early Repayment
    Charge)                                                                       from 9 Jan 2003
Q43 2 year Flexible Fixed (extending Early Repayment
    Charge - no Help with Costs option)                                           from 9 Jan 2003
Q44 2 year Flexible Fixed                                                         from 9 Jan 2003
Q45 2 year Flexible Fixed (no Help with Costs option)                             from 9 Jan 2003
Q46 3 year Flexible Fixed                                                         from 9 Jan 2003
Q47 5 year Flexible Fixed                                                         from 9 Jan 2003
Q48 Help with Costs Special Condition Wording (2 versions)
R   CREDIT/LOAN AGREEMENTS

                                       16

SABW DOCUMENT                                                                              REFERENCE                  USAGE PERIOD
                                                                                                                      AND NOTES
R1  Credit Agreement Regulated by the Consumer Credit Act 1974 - Flexible Plan             ACR1A/1097 on "Original"   From Oct
    ("Original" and "Copy" versions each with Conditions on the reverse)                   ACR1B/1097 on "Copy"       1997
    Northern Rock plc                                                                      ACR1Z/1097 on
    [Used for Flexible Plan Loans up to {pound-sterling}25,000]                            "Conditions"
R2  Copy of Proposed Agreement Containing Your Right to Withdraw - Flexible Plan           ACR1Z/1097 on              From Oct
    (including Conditions on the reverse)                                                  "Conditions"               1997
    Northern Rock plc
    [Used for Flexible Plan Loans up to {pound-sterling}25,000]
R3  Loan Agreement - Flexible Plan                                                         [ACR2A/1097 on             From Oct
    (including Conditions on the reverse)                                                  "Original" / "Copy"?]      1997
    Northern Rock plc                                                                      ACR2Z/1097 on              [Check
    [Used for Flexible Plan Loans over {pound-sterling}25,000]                             "Conditions"               reference of
                                                                                                                      "Original"]
R4  Credit Agreement Regulated by the Consumer Credit Act 1974 - Personal Secured Loan     ADV135 10/97 on            From Oct
    ("Original" and "Copy" versions each with Conditions on the reverse)                   "Original" and "Copy"      1997
    Northern Rock plc                                                                      no ref on "Conditions")
    [Used for Personal Secured Loans up to {pound-sterling}25,000 - Variable Rate]
R5  Copy of Proposed Credit Agreement Containing Notice of Your Right to Withdraw -        ADV135 10/97 on "Advance   From Oct
    Personal Secured Loan                                                                  Copy"                      1998
    ("Advance Copy" version including Conditions on the reverse)                           no ref on "Conditions")
    Northern Rock plc
    [Used for Personal Secured Loans up to {pound-sterling}25,000 - Variable Rate]
R6  Credit Agreement Regulated by the Consumer Credit Act 1974 - Personal Secured Loan     ADV135 10/97 on            From Feb
    ("Original" and "Copy" versions each with Conditions on the reverse)                   "Original" and "Copy"      1998
    Northern Rock plc                                                                      ADV135 /02.98 on
    [Used for Personal Secured Loans up to {pound-sterling}25,000 - Variable Rate]         "Conditions")
R7  Credit Agreement Regulated by the Consumer Credit Act 1974                             MAR 126 6/98 on            From Jun
    ("Original" and "Copy" versions including Conditions on the reverse)                   "Original" and "Copy" no   1998
    Northern Rock plc                                                                      ref on "Conditions"
    [Used for Personal Secured Loans up to {pound-sterling}25,000 - Fixed Rate]
R8  Copy of Proposed Credit Agreement Containing Notice of Your Right to Withdraw          MAR 126 6/98 on "Advance   From Jun
    ("Advance Copy" version including Conditions on the reverse)                           Copy" no ref on            1998
    Northern Rock plc                                                                      "Conditions"
    [Used for Personal Secured Loans up to {pound-sterling}25,000 - Fixed Rate]

                                       17

SABW DOCUMENT                                                                       REFERENCE                  USAGE PERIOD
                                                                                                               AND NOTES
R9  Copy of Proposed Agreement Containing Your Right to Withdraw - Flexible Plan    ACR2A/1097 on "Original"   From Mar
    (including Conditions on the reverse)                                           ACR2Z/0300 on              2000
    Northern Rock plc                                                               "Conditions"
    [Used for Flexible Plan Loans up to {pound-sterling}25,000]
R10 Credit Agreement Regulated by the Consumer Credit Act 1974                      MAR 126 4/00 on            From Apr
    ("Original" version including Conditions on the reverse)                        "Original" no ref on       2000
    Northern Rock plc                                                               "Conditions"
    [Used for Personal Secured Loans up to {pound-sterling}25,000 - Fixed Rate]
R11 Credit Agreement Regulated by the Consumer Credit Act 1974                      CA135A/0900 on             From Sep
    ("Original" and "Copy" versions each with Conditions on the reverse)            "Original"                 2000
    Northern Rock plc                                                               CA135B/0900 on "Copy"
    [Used for Personal Secured Loans up to {pound-sterling}25,000 - Variable Rate]  CA135Z/0900 on
                                                                                    "Conditions"
R12 Copy of Proposed Agreement Containing Notice of Your Right to Withdraw          CA135C/0900 on "Advance    From Sep
    ("Advance Copy" version with Conditions on the reverse)                         Copy"                      2000
    Northern Rock plc                                                               CA135Z/0900 on
    [Used for Personal Secured Loans up to {pound-sterling}25,000 - Variable Rate]  "Conditions"
R13 Credit Agreement Regulated by the Consumer Credit Act 1974                      CA126A/0900 on             From Sep
    ("Original" and "Copy" versions each with Conditions on the reverse)            "Original"                 2000
    Northern Rock plc                                                               CA126B/0900 on "Copy"
    [Used for Personal Secured Loans - Variable Rate]                               CA126Z/0900 on
                                                                                    "Conditions"
R14 Copy of Proposed Agreement Containing Notice of Your Right to Withdraw          CA126C/0900 on "Advance    From Sep
    ("Advance Copy" version with Conditions on the reverse)                         Copy"                      2000
    Northern Rock plc                                                               CA126Z/0900 on
    [Used for Personal Secured Loans - Variable Rate]                               "Conditions"
R15 Credit Agreement Regulated by the Consumer Credit Act 1974 - Flexible Plan      ACR1A/1000 on "Original"   From Oct
    ("Original" and "Copy" versions each with Conditions on the reverse)            ACR1B/1097 on "Copy"       2000
    Northern Rock plc                                                               ACR1Z/1097 on
    [Used for Flexible Plan Loans up to {pound-sterling}25,000]                     "Conditions"
R16 Loan Agreement - Flexible Plan                                                  ACR2B/1000 on "Original"   From Oct
    ("Original" version with Conditions on the reverse)                             ACR2Z/1000 on              2000
    Northern Rock plc                                                               "Conditions"
    [Used for Flexible Plan Loans over {pound-sterling}25,000]

                                       18

SABW DOCUMENT                                                                       REFERENCE                  USAGE PERIOD
                                                                                                               AND NOTES

R17  Loan Agreement - Flexible Plan                                                 ACR2C/1000 on "Original"   From Oct
     ("Original" version with Conditions on the reverse)                            ACR2Z/1000 on              2000
     Northern Rock plc                                                              "Conditions"
     [Used for Flexible Plan Loans over {pound-sterling}25,000]
S    MORTGAGE DEEDS - GENERAL
S1   Mortgage Deed (HMLR filing ref MD 144 E)                                       SEC 8/11.93                From Nov
     Northern Rock Building Society                                                                            1993
S2   Mortgage Deed (HMLR filing ref MD 144 F)                                       SEC 8/06.95                From Jun
     Northern Rock Building Society                                                                            1995
S3   Mortgage Deed (HMLR filing ref MD542A)                                         SEC 8T /08.97              From Aug
     Northern Rock Building Society/Northern Rock plc                                                          1997
S4   Mortgage Deed (HMLR filing ref MD542A)                                         SEC 8 /10.97               From Oct
     Northern Rock plc                                                                                         1997
S5   Mortgage Deed (HMLR filing ref MD542B)                                         SEC 8 /10.97               From Oct
     Northern Rock plc [Old logo]                                                                              1997
S6   Mortgage Deed (HMLR filing ref MD542B)                                         SEC 8 /10.97               From Oct
     Northern Rock plc [New logo]                                                                              1997
S7   Mortgage Deed (HMLR filing ref MD691A)                                         SEC 070 07/01              From July
     Northern Rock plc                                                                                         2001
S8   Mortgage Deed - Standard (HMLR filing ref MD691D)                              SOL 11 07/01               From July
     Northern Rock plc                                                                                         2001
T    MORTGAGE DEEDS - SPECIALIST
T1   Mortgage Deed (HMLR filing ref MD 144 G)                                       SEC 54/06/95               From Jun
     Northern Rock Building Society                                                                            1995
     [Used for Flexible Plan - Non-CCA Loans]
T2   Mortgage Deed (relating to a Regulated Agreement
     under the Consumer Credit Act 1974)                                            SEC 52/06/95               From Jun
     (HMLR filing ref MD 144 H)                                                                                1995
     Northern Rock Building Society
     [Used for Flexible Plan CCA Loans]
T3   Mortgage Deed (HMLR filing ref MD 144 J)                                       SEC 44/06/95               From Jun
     Northern Rock Building Society                                                                            1995
     [Used for Flexible Plan - Non-CCA Loans]
T4   Mortgage Deed (relating to a Regulated Agreement
     under the Consumer Credit Act 1974)                                            SEC 52. 10/97              From Oct
     (HMLR filing ref MD 542 M)                                                                                1997
     Northern Rock plc
     [Used for Flexible Plan CCA Loans]
T5   Mortgage Deed (HMLR filing ref MD 542 L)                                       SEC 44. 10/97              From Oct
     Northern Rock plc                                                                                         1997
     [Used for Flexible Plan - Non-CCA Loans]
T6   Mortgage Deed (HMLR filing ref 542 N)                                          SEC 54. 10/97              From Oct
     Northern Rock plc                                                                                         1997
     [Used for Flexible Plan - Non-CCA Loans]
T7   Deed of Variation of Mortgage and Receipt for
     Further Advance (HMLR filing ref MD 542 P)                                     SEC 40. 10/97              From Oct
     Northern Rock plc                                                                                         1997

                                       19

SABW DOCUMENT                                                                       REFERENCE                  USAGE PERIOD
                                                                                                               AND NOTES
T8   Mortgage Deed (HMLR filing ref MD542 N)                                        SEC 54. 04.98              From Apr
     Northern Rock plc                                                                                         1998
     [Used for Flexible Plan - Non-CCA Loans]
T9   Mortgage Deed (relating to a Regulated
     Agreement under the Consumer Credit Act 1974)                                  SEC 52. 03/00              From Mar
     (HMLR filing ref MD 542 M)                                                                                2000
     Northern Rock plc
     [Used for Flexible Plan CCA Loans]
T10  Mortgage Deed (HMLR filing ref MD 542L)                                        MD2/0900 on cover and      From Sep
     Northern Rock plc                                                              MD2B/0900 on reverse       2000
     [Used for Flexible Plan - Non-CCA Loans]
T11  Mortgage Deed (relating to a Regulated
     Agreement under the Consumer Credit Act 1974)                                  MD1/0900 on cover and      From Sep
     (HMLR filing ref MD 542 M)                                                     MD1B/0900 on reverse       2000
     Northern Rock plc
     [Used for Flexible Plan CCA Loans]
T12  Mortgage Deed (HMLR filing ref MD 542 N)                                       MD3/0900                   From Sep
     Northern Rock plc                                                                                         2000
     [Used for Flexible Plan - Non-CCA Loans]
T13  Deed of Variation of Mortgage and Receipt for
     Further Advance (HMLR filing ref MD 542 X)                                     SOL005 09/00               From Sep
     Northern Rock plc                                                                                         2000
T14  Deed of Variation of Mortgage and Receipt for
     Further Advance (HMLR filing ref MD 542 Y)                                     SOL008 09/00               From Sep
     Northern Rock plc                                                                                         2000
T15  Deed of Variation of Mortgage and Receipt for
     Further Loan (HMLR filing ref MD 691 B)                                        SEC071 July 2001           From Jul
     Northern Rock plc                                                                                         2001
T16  Deed of Variation of Mortgage and Receipt for
     Further Loan (With Guarantor) (HMLR filing                                     SOL012/ July 2001          From Jul
     ref MD 691 C)                                                                                                    2001
     Northern Rock plc


               PART 3 DOCUMENTS USED ONLY IN THE ORIGINATION OF
                  TOGETHER AND TOGETHER CONNECTIONS MORTGAGES

SABW DOCUMENT                                                                       REFERENCE                  USAGE PERIOD
                                                                                                               AND NOTES
U    BROCHURES
U1   [Picture of Two Forks on cover - 1] [Together]                                 MAR 172 2.99               From Feb 1999
     Northern Rock plc
U2   [Picture of Two Forks on cover - 1] [Together]                                 MAR 189 3.99               From Mar 1999
     Northern Rock plc
U3   [Picture of Two Forks on cover - 2] [Together]                                 MAR 237                    From Jun 1999
     Northern Rock plc                                                              14.6.99
U4   together flexible - one loan one rate one call [Together Flexible]             MAR 272/9255               From Sep 1999
     Northern Rock plc                                                              15.9.99

SABW DOCUMENT                                                                              REFERENCE                  USAGE PERIOD
                                                                                                                      AND NOTES
U5   together flexible - one loan one rate one call -all
     you need to know [Together Flexible]                                           MAR 273/9255               From Sep 1999
     Northern Rock plc                                                              15.9.99
U6   take control of your money and get more out of
     life - together [Together]                                                     MAR 305/9511               From Dec 1999
     Northern Rock plc                                                              20.12.99
U7   all you need to know - together [Together]                                     MAR 303/9511               From Dec 1999
     Northern Rock plc                                                              20.12.99
U8   together - a guide to costs [Together]                                         MAR 174 2.99               From Feb 1999
     Northern Rock plc
U9   [all you need to know - together] [Picture of
     intertwined flowers on cover] [Together]                                       MAR 173 2.99               From Feb 1999
     Northern Rock plc
U10  together - a guide to costs [Together]                                         MAR 190 3.99               From Mar 1999
     Northern Rock plc
U11  [all you need to know - together] [Picture of
     intertwined flowers on cover] [Together]                                       MAR 192 3.99               From Mar 1999
     Northern Rock plc
U12  together - a guide to costs [Together]                                         MAR 238                    From Jun 1999
     Northern Rock plc                                                              14.6.99
U13  [all you need to know - together] [Picture of
     intertwined flowers on cover] [Together]                                       MAR 239                    From Jun 1999
     Northern Rock plc                                                              16.6.99
U14  together - a guide to costs [Together]                                         MAR 302/9511               From Dec 1999
     Northern Rock plc                                                              20.12.99
U15  together flexible - a guide to costs [Together Flexible]                       MAR 275/9255               From Sep 1999
     Northern Rock plc                                                              15.9.99
U16  together - variable at only 6.6.9%pa 7.6%APR                                   MAR 306/9657               From Jan 2000
                                                                                    17.1.2000
U17  What is it going to cost? [Together]                                           MAR 302/9662               From Mar 2000
     Northern Rock plc                                                              4.3.2000
U18  How does it work? [Together]                                                   MAR 303/9662               From Mar 2000
     Northern Rock plc                                                              4.3.2000
U19  I want it all [Together]                                                       MAR 305/9662               From Mar 2000
     Northern Rock plc                                                              4.3.2000
U20  What is it going to cost? [Together]                                           MAR 302/10028              From Apr 2000
     Northern Rock plc                                                              27.4.2000
U21  I want it all [Together]                                                       MAR 305/10028              From Apr 2000
     Northern Rock plc                                                              27.4.2000
U22  What is it going to cost? [Together]                                           MAR 302/10329              From Aug 2000
     Northern Rock plc                                                              4.8.2000
U23  How does it work? [Together]                                                   MAR303/10141               From Aug 2000
     Northern Rock plc                                                              4.8.2000
U24  I want it all [Together]                                                       MAR 305/10328              From Aug 2000
     Northern Rock plc                                                              4.8.2000
U25  What is it going to cost? [Together]                                           MAR 302/10521              From Oct 2000
     Northern Rock plc                                                              2.10.2000
U26  What is it going to cost? [Together]                                           MAR 302/10715              From Nov 2000
     Northern Rock plc                                                              22.11.2000

SABW DOCUMENT                                                                              REFERENCE                  USAGE PERIOD
                                                                                                                      AND NOTES
U27  How does it work? [Together]                                                   MAR 303/10716              From Nov 2000
     Northern Rock plc                                                              22.11.2000
U28  I want it all [Together]                                                       MAR 305/10717              From Nov 2000
     Northern Rock plc                                                              22.11.2000
U29  I want it all [Together]                                                       MAR 305/10953              From Feb 2001
     Northern Rock plc                                                              1.2.2001
U30  What is it going to cost? [Together]                                           MAR 302/10999              From Feb 2001
     Northern Rock plc                                                              12.2.2001
U31  How does it work? [Together]                                                   MAR 303/11069              From Mar 2001
     Northern Rock plc                                                              1.3.2001
U32  Together what is it going to cost? 6th April 2001 [Together]                   MAR 302                    From Apr 2001
     Northern Rock plc                                                              6.4.2001
U33  I want it all [Together]                                                       MAR 305/11172              From Apr 2001
     Northern Rock plc                                                              6.4.2001
U34  What's it going to cost? [Together Connections]                                MAR 418/10935              From May 2001
     Northern Rock plc                                                              1.5.2001
U35  OK Shrink My Mortgage [Together Connections]                                   MAR 419/10935              From May 2001
     Northern Rock plc                                                              1.5.2001
U36  Together what is it going to cost? 10th May 2001 [Together]                    MAR 302                    From May 2001
     Northern Rock plc                                                              10.5.2001
U37  What's it going to cost? [Together Connections]                                MAR 418/11282              From May 2001
     Northern Rock plc                                                              10.5.2001
U38  How does it work? [Together]                                                   MAR 303/11290              From May 2001
     Northern Rock plc                                                              10.5.2001
U39  I want it all [Together]                                                       MAR 305/11289              From May 2001
     Northern Rock plc                                                              10.5.2001
U40  Now Things Get Really Interesting [Together Connections]                       MAR 437/11251              From Jun 2001
     Northern Rock plc                                                              01.6.2001
U41  Together what is it going to cost? 22nd June 2001 [Together]                   MAR 302                    From Jun 2001
     Northern Rock plc                                                              22.6.2001
U42  What's it going to cost? [Together Connections]                                MAR 418/11457              From Jun 2001
     Northern Rock plc                                                              22.6.2001
U43  Together what is it going to cost? 2nd August 2001 [Together]                  MAR 302                    From Aug 2001
     Northern Rock plc                                                              2.8.2001
U44  What's it going to cost? [Together Connections]                                MAR 418/11593              From Aug 2001
     Northern Rock plc                                                              2.8.2001
U45  How does it work? [Together]                                                   MAR 303/11577              From Aug 2001
     Northern Rock plc                                                              2.8.2001
U46  OK Shrink My Mortgage [Together Connections]                                   MAR 419/11578              From Aug 2001
     Northern Rock plc                                                              2.8.2001
U47  I want it all [Together]                                                       MAR 305/11603              From Aug 2001
     Northern Rock plc                                                              7.8.2001

SABW DOCUMENT                                                                       REFERENCE                  USAGE PERIOD
                                                                                                               AND NOTES
U48  Together what is it going to cost? 3rd September 2001 [Together]               MAR 302                    From Sep 2001
     Northern Rock plc                                                              3.9.2001
U49  What's it going to cost? [Together Connections]                                MAR 418/11706              From Sep 2001
     Northern Rock plc                                                              3.9.2001
U50  How does it work? [Together]                                                   MAR 303/11756              From Sep 2001
     Northern Rock plc                                                              10.9.2001
U51  OK Shrink My Mortgage [Together Connections]                                   MAR 419/11758              From Sep 2001
     Northern Rock plc                                                              10.9.2001
U52  I want it all [Together]                                                       MAR 305/11756              From Sep 2001
     Northern Rock plc                                                              10.9.2001
U53  Together what is it going to cost? 19th September 2001 [Together]              MAR 302                    From Sep 2001
     Northern Rock plc                                                              19.9.2001
U54  What's it going to cost? [Together Connections]                                MAR 418/11706              From Sep 2001
     Northern Rock plc                                                              19.9.2001
U55  Together what is it going to cost? 4th October 2001 [Together]                 MAR 302                    From Oct 2001
     Northern Rock plc                                                              4.10.2001
U56  What's it going to cost? [Together Connections]                                MAR 418/11706              From Oct 2001
     Northern Rock plc                                                              4.10.2001
U57  Together what is it going to cost? 8th November 2001 [Together]                MAR 302                    From Nov 2001
     Northern Rock plc                                                              8.11.2001
U58  What's it going to cost? [Together Connections]                                MAR 418/11706              From Nov 2001
     Northern Rock plc                                                              8.11.2001
U59  Together what is it going to cost? 5th December 2001 [Together]                MAR 302                    From Dec 2001
     Northern Rock plc                                                              5.12.2001
U60  What's it going to cost? [Together Connections]                                MAR 418/11706              From Dec 2001
     Northern Rock plc                                                              5.12.2001
U61  How does it work? [Together]                                                   MAR 303/12190              From Jan 2002
     Northern Rock plc                                                              8.1.2002
U62  I need cash with my mortgage [Together]                                        MAR 522/12343              From Mar 2002
                                                                                    11.03.2002
U63  Options for your together connections Mortgage [Together Connections]          MAR 472/12369              From Mar 2002
                                                                                    15.3.2002
U64  Together - what's it going to cost [Together]                                  MAR 302                    From Mar 2002
     Northern Rock plc                                                              20.3.2002
U65  Together - what's it going to cost [Together]                                  MAR 302                    From May 2002
     Northern Rock plc                                                              10.5.2002
U66  Together - what's it going to cost [Together]                                  MAR 302                    From Jul 2002
     Northern Rock plc                                                              26.7.2002
U67  Together - what's it going to cost [Together]                                  MAR 302                    From Aug 2002
     Northern Rock plc                                                              06.8.2002
U68  i want to shrink my mortgage [Together Connections]                            MAR 419/12891              From Aug 2002
     Northern Rock plc                                                              30.8.2002

SABW DOCUMENT                                                                       REFERENCE                  USAGE PERIOD
                                                                                                               AND NOTES
U69  What's it going to cost? [Together Connections]                                MAR 418/11706              From Aug 2002
     Northern Rock plc                                                              30.8.2002
U70  Together - what's it going to cost [Together]                                  MAR 302                    From Aug 2002
     Northern Rock plc                                                              30.8.2002
U71  I need cash with my mortgage [Together]                                        MAR 522/12892              From Aug 2002
                                                                                    30.08.2002
U72  What's it going to cost? [Together Connections]                                MAR 418/11706              From Oct 2002
     Northern Rock plc                                                              21.10.2002
U73  Together - what's it going to cost [Together]                                  MAR 302                    From Oct 2002
     Northern Rock plc                                                              21.10.2002
U74  What's it going to cost? [Together Connections]                                MAR 418/11706              From Nov 2002
     Northern Rock plc                                                              08.11.2002
U75  Together - what's it going to cost [Together]                                  MAR 302                    From Nov 2002
     Northern Rock plc                                                              08.11.2002
V   MORTGAGE APPLICATION FORMS
V1  Get It Together Application Form - Together                                     MAR176 2/99                From Feb 1999
    Northern Rock plc
V2  Get It Together Application Form - Together                                     MAR198 3/99                From Mar 1999
    Northern Rock plc
V3  Get It Together Application Form - Together                                     MAR242 6/99                From Jun 1999
    Northern Rock plc
V4  Get It Together Application Form - Together Flexible                            MAR271/9255 and            From Sep 1999
    Northern Rock plc                                                               9/99
V5  Get It Together Application Form - Together                                     MAR304/9511 and            From Dec 1999
    Northern Rock plc                                                               12/99
V6  Get It Together Application Form                                                MAR304. 6/00               From Jun 2000
    Northern Rock plc
    NB From Aug 2002 the Mortgage Application Forms
    from appear to also be used for the
    Together/Together Connections products.

W   TOGETHER CREDIT/LOAN AGREEMENTS

W1  Credit Agreement Regulated by the Consumer
    Credit Act 1974 - Drawdown Loan -Original,
    First and Second Copies (each with Terms and                                    DDL1/0299 on                From Feb 1999
    Conditions)                                                                     Original
    Northern Rock plc                                                               DDL2/0299 on
    (Used for Together Flexible Loans up to                                         First Copy
    {pound-sterling}25,000]                                                         DDL3/0299 on
                                                                                    Second Copy
                                                                                    DDLB/0299 on
                                                                                    Conditions

W2  Credit Agreement Regulated by the Consumer                                      TFCA1/1099 on               From Oct 1999
    Credit Act 1974 - Drawdown Loan - Original, First                               Original                    [In
    Copy and Second Copy (each with Terms and Conditions)                           TFCA2/1099 on               conjunction
    Northern Rock plc                                                               First Copy                  with Together
    [Used for Together Flexible Loans up to {pound-sterling}25,000]                 TFCA3/1099 on               Flexible
                                                                                    Second Copy                 Mortgages.
                                                                                    TFCAB/1099 on
                                                                                    Conditions

SABW DOCUMENT                                                                        REFERENCE                  USAGE PERIOD
                                                                                                                AND NOTES
W3  Credit Agreement Regulated by the Consumer                                      TFIX1/0200 on              From Feb 2000
    Credit Act 1974 - Together Fixed - Original, First                              Original                   [In
    Copy and Second Copy (each with Terms and Conditions on reverse)                TFIX2/0200 on              conjunction
    Northern Rock plc                                                               First Copy                 with Together
    [Used for Together Fixed Loans up to                                            TFIX3/0200 on              Fixed
    {pound-sterling}25,000]                                                         Second Copy                Mortgages.]
                                                                                    TFIXB/0200 on
                                                                                    Conditions
W4  Credit Agreement Regulated by the Consumer                                      TVCA1/0200 on              From Feb 2000
    Credit Act 1974 - Together Variable - Original,                                 Original                   [In
    First Copy and Second Copy (each with Terms and Conditions on reverse)          TVCA2/0200 on              conjunction
    Northern Rock plc                                                               First Copy                 with Together
    [Used for Together Variable Loans up to {pound-sterling}25,000]                 [TVCA3/0200?] on           Variable
                                                                                    Second Copy                Mortgages.]
                                                                                    TVCAB/0200 on
                                                                                    Conditions
W5  Credit Agreement Regulated by the Consumer                                      TVCA1/0200 on              From Jan 2001
    Credit Act 1974 - Together Variable - Original,                                 Original                   [In
    First Copy and Second Copy (each with Terms                                     TVCA2/0200 on              conjunction
    and Conditions on reverse)                                                      First Copy                 with Together
    Northern Rock plc                                                               [TVCA3/0200?] on           Variable
    [Used for Together Variable Loans up to {pound-sterling}25,000]                 Second Copy                Mortgages.]
                                                                                    TVCAB/0101 on
                                                                                    Conditions
W6  Credit Agreement Regulated by the Consumer                                      TVCA1/0200 on              From May 2001
    Credit Act 1974 - Together Variable - Original,                                 Original                   [In
    First Copy and Second Copy (each with Terms                                     TVCA2/0200 on              conjunction
    and Conditions on reverse)                                                      First Copy                 with Together
    Northern Rock plc                                                               [TVCA3/0200?] on           Variable
    [Used for Together Variable Loans up to {pound-sterling}25,000]                 Second Copy                Mortgages.]
                                                                                    TVCAB/0501 on
                                                                                    Conditions
W7  Credit Agreement Regulated by the Consumer                                      TVCA1/0200 on              From Aug 2001
    Credit Act 1974 - Together Variable - Original,                                 Original                   [In
    First Copy and Second Copy (each with Terms                                     TVCA2/0200 on              conjunction
    and Conditions on reverse)                                                      First Copy                 with Together
    Northern Rock plc                                                               [TVCA3/0200?] on           Variable
    [Used for Together Variable Loans up to {pound-sterling}25,000]                 Second Copy                Mortgages.]
                                                                                    TVCAB/0801 on
                                                                                    Conditions
W8  Credit Agreement Regulated by the Consumer                                      TVCA1/0200 on              From Aug 2001
    Credit Act 1974 - Together Variable - Original,                                 Original                   [In
    First Copy and Second Copy (each with Terms                                     TVCA2/0200 on              conjunction
    and Conditions on reverse)                                                      First Copy                 with Together
    Northern Rock plc                                                               [TVCA3/0200?] on           Variable
    [Used for Together Variable Loans up to {pound-sterling}25,000]                 Second Copy                Mortgages.]
                                                                                    TVCAB/1001 on
                                                                                    Conditions
W9  Credit Agreement Regulated by the Consumer                                      CATC/0502 on               From May 2002
    Credit Act 1974 - Together Variable - Original,                                 Original, First
    First Copy and Second Copy (each with Terms                                     Copy, Second Copy
    and Conditions on reverse)                                                      and on Conditions
    Northern Rock plc                                                               Conditions
    [Used for Together Variable Loans up to {pound-sterling}25,000]


SABW DOCUMENT                                                                        REFERENCE                  USAGE PERIOD
                                                                                                                AND NOTES
W10 Credit Agreement Regulated by the Consumer                                      ABTC/0802 on               From Aug 2002
    Credit Act 1974 - Together Fixed - Original,                                    Original, First            [In
    First Copy and Second Copy (each with Terms                                     Copy, Second Copy          conjunction
    and Conditions on reverse)                                                      and on Conditions          with Together
    Northern Rock plc                                                                                          Fixed
    [Used for Together Fixed Loans up to {pound-sterling}25,000]                                               Mortgages.]

W11 Credit Agreement Regulated by the Consumer                                      TVCAB/0902 on              From Sep 2002
    Credit Act 1974 - Together Fixed - Original,                                    Original, First            [In
    First Copy and Second Copy (each with Terms                                     Copy, Second Copy          conjunction
    and Conditions on reverse)                                                      and on Conditions          with Together
    Northern Rock plc                                                               Variable
    [Used for Together Fixed Loans up to {pound-sterling}25,000]                    Mortgages.]

W12 Credit Agreement Regulated by the Consumer                                      03/02 on                   From Mar 2002
    Credit Act 1974 - Original, First Copy and                                      Original, First
    Second Copy                                                                     Copy and Second
    "MPU" Drawdown Loan Agreement                                                   Copy
    Northern Rock plc                                                               CATC/0502 on
                                                                                    Conditions

W13 Credit Agreement Regulated by the Consumer                                                                 From Aug 2002
    Credit Act 1974 - Together Variable - Original,
    First Copy and Second Copy
    "MPU" Unsecured Loan Agreement
    Northern Rock plc
    [Incorporates "where applicable" Together Connection Conditions]

X   CONDITIONS FOR TOGETHER PRODUCTS
    (INCLUDING TOGETHER CONNECTION OPTIONS - EG SAVINGS ACCOUNT
     APPLICATIONS/ AGREEMENTS ETC)

X1  Together Variable - Credit Card Application                                     [  ]                       From [   ]
    (with Terms and Conditions on reverse)                                                                     [In
    Northern Rock plc                                                                                          conjunction
                                                                                                               with Together
                                                                                                               Variable
                                                                                                               Mortgages.

X2  Together Variable - Credit Card Application                                     CV4/1000                   From Oct 2000
    (with Terms and Conditions on reverse)                                                                     [In
    Northern Rock plc                                                                                          conjunction
                                                                                                               with Together
                                                                                                               Variable
                                                                                                               Mortgages.
                                                                                                               [REQUEST
                                                                                                               BETTER COPY]
X3  Northern Rock Credit Card Application Form                                      MAR 151/M9C                From Mar 1999
    (with Terms and Conditions)                                                     22.3.99
    Northern Rock plc

X4  Together Connection Conditions                                                  MAR422 1.5.01              From Jan 2001
    Northern Rock plc

X5  Northern Rock Mortgage Credit Card                                              [CCL/80A/2]                From Mar 2001
    (with Terms and Conditions on reverse)                                          (CCL/ATA/2
    Northern Rock plc                                                               15.3.2001 on
                                                                                    Conditions)

X6  together connections Save Direct Terms and Conditions                           MAR 435/11676              From May 2001
                                                                                    1.5.2001

X7  together connections Current Account Terms and Conditions                       MAR 436/11333              From May 2001
                                                                                    1.5.2001

X8  Northern Rock Credit Card Application Form                                      MAR 341 9.7.2001           From Jul 2001
    (with Terms and Conditions on reverse)
    Northern Rock plc


SABW DOCUMENT                                                                       REFERENCE                  USAGE PERIOD
                                                                                                               AND NOTES
X9  Options for Your together connection Mortgage [leaflet]                         MAR 472/12369              From Mar 2002
    Northern Rock plc                                                               15.3.2002

X10 Together Connection Conditions                                                  MAR422 7.8.02              From Aug 2002
    Northern Rock plc

X11 Sample Special Conditions for Together                                                                     From 30 Aug
    Connections Mortgage (incorporating Doc X4 by                                                              2002
    reference)                                                                                                 (including
    Northern Rock plc                                                                                          New Mortgage
                                                                                                               Product
                                                                                                               Statement of
                                                                                                               Requirements
                                                                                                               memo)

X12 Sample Special Conditions for Together                                                                     From 30 Aug
    Mortgage (5 Year Flexible Tracker Rate)                                                                    2002
    Northern Rock plc                                                                                          (including
                                                                                                               New Mortgage
                                                                                                               Product
                                                                                                               Statement of
                                                                                                               Requirements
                                                                                                               memo)
X13 Together Connection Savings Options Form
    Northern Rock plc

X14 Covering Letter to Borrower enclosing Together
    Connections Options Docs X9 and X13
    Northern Rock plc

X15 Sample Covering Letter to Borrower regarding                                    31 Oct 2002                Mr P
    Completion of a Together Connections Loan                                                                  Livingstone
    Northern Rock plc                                                                                          and Miss C M
                                                                                                               Bell (App No
                                                                                                               10374507)
X16 Sample Special Conditions for Together                                                                     from 9 Jan
    Variable loans                                                                                             2003
    Northern Rock plc

X17 Sample Special Conditions for Together                                                                     from 9 Jan
    Connections mortgage loans - 5 year discounted                                                             2003
    tracker
    Northern Rock plc

X18 Sample Special Conditions for Together Fixed                                                               from 9 Jan
    mortgage loans - 2, 3, 5 and 7 year fixed                                                                  2003
    Northern Rock plc

X19 Sample Special Conditions for Together Exclusives Fixed                                                    from 9 Jan
    mortgage loans - 2, 3, 5 and 7 year fixed                                                                  2003
    Northern Rock plc

X20 Sample Special Conditions for Together                                                                     from 9 Jan
    Exclusives mortgage loans                                                                                  2003
    Northern Rock plc

Y   MORTGAGE DEEDS

Y1  Mortgage Deed (HMLR filing ref MD 542Q)                                                                    From Feb 1999
    Northern Rock plc [Together]

Y2  Mortgage Deed (HMLR filing ref MD 542T)                                         SOL 1                      From Oct 1999
    Northern Rock plc [Together]                                                                               ?

Y3  Mortgage Deed (HMLR filing ref MD542Q)                                                                     From Feb 1999
    Northern Rock plc [Together]

Y4  Mortgage Deed (HMLR filing ref MD542T)                                          SOL 1                      From Oct 1999
    Northern Rock plc [Together Flexible]

Y5  Mortgage Deed (HMLR filing ref MD542T)                                          SOL 1 08/00.               From Aug 2000
    Northern Rock plc [Together]

Y6  Mortgage Deed (HMLR filing ref MD542Z)                                          SOL 1 02/01.               From Feb 2001
    Northern Rock plc [Together]

SABW DOCUMENT                                                                        REFERENCE                 USAGE PERIOD
                                                                                                               AND NOTES
Z   SUPPLEMENTARY INSTRUCTIONS TO SOLICITORS

Z1 [Together Mortgage - Reminder of documents to be sent with Report on Title]

Z2  [Notice - Unsecured funds not available for                                     UE1/0700                  From Jul 2000
    purchase of property]

Z3  "Together" Flexible Loan Drawdown Loan
    Agreement - Addendum to Instructions to
    Solicitors/Licensed Conveyancers
    (with Certificate of Solicitor/Licensed
    Conveyancer on reverse)

Z4  "Together" Flexible Loan Drawdown Loan Agreement -                              TFDA/0700                 From Jul 2000
    Addendum to Instructions to Solicitors/Licensed
    Conveyancers
    (with Certificate of Solicitor/Licensed
    Conveyancer on reverse)

Z5  "Together" Loan Drawdown Loan Agreement - Addendum                              TFDA/0501                 From May 2001
    to Instructions to Solicitors/Licensed
    Conveyancers
    (with Certificate of Solicitor/Licensed
    Conveyancer on reverse)

Z6  Loan Drawdown Loan Agreement - Addendum                                         A2S/0502                  From May 2002
    to Instructions to Solicitors/Licensed
    Conveyancers
    (refers to Together Connections Mortgages)

Z7  Drawdown Loan Agreement - Addendum to                                           A2S/0702                  From Jul 2002
    Instructions to Solicitors/Licensed Conveyancers
    (refers to Together Connections Mortgages)
                                                                                    (i)
                                                                                    (ii)

                             PART 5 PERSONAL LOANS

SABW DOCUMENT                                                                       REFERENCE                  USAGE PERIOD
                                                                                                               AND NOTES
AA    PERSONAL LOANS
AA1   Personal Loans - An Introduction                                               DEV 376                    From 1 Apr 1996
      Northern Rock Building Society                                                 01.4.1996
AA2   Secured Personal Loans - An Introduction                                       DEV 456                    From 1 Jul 1997
      Northern Rock Building Society                                                 01.7.1997
AA3   Secured Personal Loans - An Introduction                                       DEV 456                    From 1 Jul 1997
      Northern Rock Building Society                                                 01.7.1997
AA4   Secured Personal Loans - An Introduction                                       MAR 3                      From 1 Oct 1997
      Northern Rock plc                                                              01.10.1997
AA5   Secured Personal Loans - An Introduction                                       MAR 3                      From 15 Dec 1997
      Northern Rock plc                                                              15.12.1997
AA6   Secured Personal Loans - An Introduction                                       MAR 3                      From 12 Feb 1998
      Northern Rock plc                                                              12.2.1998
AA7   Secured Personal Loans - An Introduction                                       MAR 3/8208                 From 1 Jun 1998
      Northern Rock plc                                                              01.06.1998

                                       28

SABW DOCUMENT                                                                       REFERENCE                  USAGE PERIOD
                                                                                                               AND NOTES
AA8   Secured Personal Loans - An Introduction                                       MAR 3/9195                 From 20 Aug 1999
      Northern Rock plc                                                              20.8.1999
AA9   Give me the Facts - Secured Loans Explained                                    MAR 3/9668                 From 4 Mar 2000
      Northern Rock plc                                                              04.3.2000
AA10  Give me the Facts - Secured Loans Explained                                    MAR 3/11279                From 10 May 2001
      Northern Rock plc                                                              10.5.2001
AA11  Secured Loans Explained                                                        MAR 3/12506                From 4 May 2002
      Northern Rock plc                                                              04.5.2002
AA12  We can fix it - A Secured Personal Loan                                        MAR 124/8813               From 1 Jun 1998
      Northern Rock plc                                                              01.6.1998
AA13  We can fix it - A Secured Personal Loan                                        MAR 125/8664               From 22 Jan 1999
      Northern Rock plc                                                              22.1.1999
AA14  We can fix it - A Secured Personal Loan                                        MAR 125/9459               From 1 Nov 1999
      Northern Rock plc                                                              01.11.1999
AA15  We can fix it - A Secured Personal Loan                                        MAR 125/9714               From 17 Jan 2000
      Northern Rock plc                                                              17.1.2000
AA16  Let Me Plan Ahead - Secured Loans with a Fixed Rate                            MAR 125/11038              From 21 Feb 2001
      Northern Rock plc                                                              21.2.2001
AA17  Let Me Plan Ahead - Secured Loans with a Fixed Rate                            MAR 125/11216              From 6 Apr 2001
      Northern Rock plc                                                              06.4.2001
AA18  Let Me Plan Ahead - Secured Loans with a Fixed Rate                            MAR 125/11815              From 19 Sept 2001
      Northern Rock plc                                                              19.9.2001
AA19  I Want to Plan Ahead - Secured Loans with a Fixed Rate                         MAR 125/12507              From May 2002
      Northern Rock plc                                                              May 2002
AA20  Secured Personal Loans - A guide to costs                                      DEV 220                    From 14 Jul 1995
      Northern Rock Building Society                                                 14.7.1995
AA21  Secured Personal Loans - A guide to costs                                      DEV 220                    From 16 Oct 1995
      Northern Rock Building Society                                                 16.10.1995
AA22  Secured Personal Loans - A guide to costs                                      DEV 220                    From 28 Nov 1995
      Northern Rock Building Society                                                 28.11.1995
AA23  Secured Personal Loans - A guide to costs                                      DEV 220                    From 15 Feb 1995
      Northern Rock Building Society                                                 15.2.1996
AA24  Secured Personal Loans - A guide to costs                                      DEV 376                    From 1 Apr 1996
      Northern Rock Building Society                                                 01.4.1996
AA25  Secured Personal Loans - A guide to costs                                      DEV 377                    From 22 Apr 1996
      Northern Rock Building Society                                                 22.4.1996
AA26  Secured Personal Loans - A guide to costs                                      DEV 377                    From 25 Aug 1996
      Northern Rock Building Society                                                 25.8.1996
AA27  Secured Personal Loans - A guide to costs                                      DEV 377                    From 23 Oct 1996
      Northern Rock Building Society                                                 23.10.1996
AA28  Secured Personal Loans - A guide to costs                                      DEV 377                    From 3 Jan 1997
      Northern Rock Building Society                                                 03.1.1997
AA29  Secured Personal Loans - A guide to costs                                      DEV 377                    From 1 Mar 1997
      Northern Rock Building Society                                                 01.3.1997

                                       29

SABW DOCUMENT                                                                       REFERENCE                  USAGE PERIOD
                                                                                                               AND NOTES
AA30  Secured Personal Loans - A guide to costs                                      DEV 377                    From 7 Apr 1997
      Northern Rock Building Society                                                 07.4.1997
AA31  Secured Personal Loans - A guide to costs                                      DEV 377                    From 1 May 1997
      Northern Rock Building Society                                                 01.5.1997
AA32  Secured Personal Loans - A guide to costs                                      DEV 457                    From 23 Jul 1997
      Northern Rock Building Society                                                 23.7.1997
AA33  Secured Personal Loans - A guide to costs                                      MAR 4                      From 1 Oct 1997
      Northern Rock plc                                                              01.10.1997
AA34  Secured Personal Loans - A guide to costs                                      MAR 4                      From 1 Dec 1997
      Northern Rock plc                                                              01.12.1997
AA35  Secured Personal Loans - A guide to costs                                      MAR 4/8208                 From 1 Jun 1998
      Northern Rock plc                                                              01.6.1998
AA36  Secured Personal Loans - A guide to costs                                      MAR 4/8267                 From 3 Jul 1998
      Northern Rock plc                                                              03.7.1998
AA37  Secured Personal Loans - A guide to costs                                      MAR 4/8748                 From 1 Jan 1999
      Northern Rock plc                                                              01.2.1999
AA38  Secured Personal Loans - A guide to costs                                      MAR 4/9155                 From 24 Jul 1999
      Northern Rock plc                                                              24.7.1999
AA39  Secured Personal Loans - A guide to costs                                      MAR 4/9358                 From 1 Oct 1999
      Northern Rock plc                                                              01.10.1999
AA40  Secured Personal Loans - A guide to costs                                      MAR 4/9680                 From 5 Feb 2000
      Northern Rock plc                                                              05.2.2000
AA41  Give me the figures - Secured Loan Costs in Black and White                    MAR 4/9668                 From 4 Mar 2000
      Northern Rock plc                                                              04.3.2000
AA42  Give me the figures - Secured Loan Costs in Black and White                    MAR 4/11007                From 3 Mar 2001
      Northern Rock plc                                                              03.3.2001
AA43  Give me the figures - Secured Loan Costs in Black and White                    MAR 4/11138                From 1 May 2001
      Northern Rock plc                                                              01.5.2001
AA44  Give me the figures - Secured Loan Costs in Black and White                    MAR 4/11313                From 10 May 2001
      Northern Rock plc                                                              10.5.2001
AA45  Give me the figures - Secured Loan Costs in Black and White                    MAR 4/11619                From 1 Sept 2001
      Northern Rock plc                                                              01.9.2001
AA46  Give me the figures - Secured Loan Costs in Black and White                    MAR 4/11814                From 6 Oct 2001
      Northern Rock plc                                                              06.10.2001
AA47  Give me the figures - Secured Loan Costs in Black and White                    MAR 4/12015                From 8 Nov 2001
      Northern Rock plc                                                              08.11.2001
AA48  Give me the figures - Secured Loan Costs in Black and White                    MAR 4/12449                From 1 Dec 2001
     Northern Rock plc                                                               01.12.2001
                                                                                       (iii)
                                                                                       (iv)
                                                                                       (v)

                         PART 5 NON-MATERIAL DOCUMENTS

SABW DOCUMENT                                                                       REFERENCE                  USAGE PERIOD
                                                                                                               AND NOTES
BB
BB1  Instructions to Solicitors - Fixed Sum Plan (Scotland)                         ADV 269 5.98               From May 1998
     Northern Rock plc
BB2  Instructions to Solicitors - Fixed Sum Plan (Scotland)                         ADV 269a 5.98              From May 1998
     Northern Rock plc
BB3  Deed of Variation of Security and Receipt for Further Advance (Scotland)       SOL009 09/00               From Sep 2000
     Northern Rock plc
BB4  Help Me Buy to Let - Mortgages for Landlords                                   MAR 466/11665              From 3 Sep 2001
     Northern Rock plc                                                              03.9.2001
BB5  Help Me Buy to Let - Mortgages for Landlords                                   MAR 466/11794              From 19 Sep 2001
     Northern Rock plc                                                              19.9.2001
BB6  Help Me Buy to Let - Mortgages for Landlords                                   MAR 466/11856              From 4 Oct 2001
     Northern Rock plc                                                              04.10.2001
BB7  Help Me Buy to Let - Mortgages for Landlords                                   MAR 466/11974              From 8 Nov 2001
     Northern Rock plc                                                              08.11.2001
BB8  Help Me Buy to Let - Mortgages for Landlords                                   MAR 466/12222              From 7 Jan 2002
     Northern Rock plc                                                              07.1.2002
BB9  I want to buy to let - Mortgages for Landlords                                 MAR 466/12470              From 20 Mar 2002
     Northern Rock plc                                                              20.3.2002
BB10 I want to buy to let - Mortgages for Landlords                                 MAR 466/12645              From 10 May 2002
     Northern Rock plc                                                              10.5.2002
BB11 I want to buy to let - Mortgages for Landlords                                 MAR 466/12861              From 26 Jul 2002
     Northern Rock plc                                                              26.7.2002
BB12 I want to buy to let - Mortgages for Landlords                                 MAR 466/12861              From 26 Jul 2002
     Northern Rock plc                                                              06.8.2002
BB13 I want to buy to let - Mortgages for Landlords                                 MAR 466/13148              From 21 Oct 2002
     Northern Rock plc                                                              21.10.2002
BB14 I want to buy to let - Mortgages for Landlords                                 MAR 466/13232              From 8 Nov 2002
     Northern Rock plc                                                              08.11.2002
BB15 Sample Special Conditions for Bradford &
     Bingley Together Exclusives (Variable)                                                                    From 9 Jan 2003
     Northern Rock plc
BB16 Sample Special Conditions for Bradford & Bingley                                                          From 9 Jan 2003
     Together Exclusives Fixed mortgage
     loans - 2, 3, 5 and 7 m 9 year fixed
     Northern Rock plc
BB17 Sample Special Conditions for Buy to Let 2 year Fixed Rate                                                From 9 Jan 2003
     Northern Rock plc

BB18 Sample Special Conditions for Buy to Let 1.5% 5 year Tracker                                              From 9 Jan 2003
     Northern Rock plc

                                       31

SABW DOCUMENT                                                                       REFERENCE                  USAGE PERIOD
                                                                                                               AND NOTES
BB19 Sample Wording - Buy to Let - Help With Costs
     Northern Rock plc
BB20 Sample Special Conditions for HERM Cashplus                                                               From 9 Jan 2003
     Fixed and Capped/ Exclusive HERM Cashplus
     Fixed and Capped/ SIFA HERM Cashplus Fixed and Capped
     Northern Rock plc
BB21 Sample Special Conditions for HERM Standard                                                               From 9 Jan 2003
     Fixed and Capped/ HERM Standard Fixed and Capped Exclusives/
     SIFA HERM Standard Fixed and Capped
     Northern Rock plc
BB22 Sample Special Conditions for Legal & General                                                             From 9 Jan 2003
     Together Exclusives (Variable)
     Northern Rock plc
BB23 Sample Special Conditions for Legal & General                                                             From 9 Jan 2003
     Together Exclusives Fixed mortgage loans - 2,
     3, 5 and 7 year fixed Northern Rock plc

SIGNATORIES

SIDLEY AUSTIN BROWN & WOOD



By:



ALLEN & OVERY



By:



                                       33